UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 August 5, 1998
                Date of Report (Date of earliest event reported)



                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
             (Exact name of Registrant as specified in its charter)


                           Delaware 0-26954 22-3350958
         (State or other jurisdiction of (Commission File (IRS Employer incorporation or organization) Number) Identification No.)



       380 Allwood Road, Clifton, New Jersey 07012 (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code) (973) 471-1005

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 2.         Acquisition or Disposition of Assets

On August 5, 1998, Consolidated Delivery & Logistics, Inc. ("CDL") entered into and consummated an agreement (the "Stock Purchase Agreement") with its subsidiary, Silver Star Express, Inc. ("Silver Star") and KBD Services, Inc. ("KBD") and David L. Chesney, KBD's sole shareholder, whereby Silver Star purchased all of the outstanding shares of the capital stock of KBD.

The purchase price was approximately $4 million, with $2 million in cash, a $1.46 million 7% subordinated convertible note (the "Note") and a $500,000 7% contingent subordinated convertible note (the "Contingent Note"). The Note is due August 5, 2003 with interest payable quarterly commencing October 1, 1998 and is convertible in its entirety at the option of the holder at any time through July 1, 2003 into fully paid shares of CDL's stock at the conversion price of $6 per share. CDL may convert all or any part of the Note into fully paid shares of CDL's stock at a conversion price of $6 per share when the average closing sales price equals or exceeds $6 over a thirty day period. The Contingent Note is subject to a dollar for dollar reduction or discharge if KBD's earnings before interest and taxes is less than $700,000 for the year ending July 31, 1999 and is due with interest on the finally determined principal amount on November 1, 1999. The holder or CDL may convert the Contingent Note in its entirety into fully paid shares of CDL's stock at a conversion price of $6 after September 16, 1999 through October 20, 1999. The Note and the Contingent Note are subordinate to all indebtedness due or to become due to CDL's senior lender, First Union Commercial Corporation or its affiliates.

The description above of the Stock Purchase Agreement, Note and Contingent Note is a summary and does not purport to be complete. Reference should be made to the copies of such documents filed as exhibits to this report for a complete description of their terms.

ITEM 7.         Financial Statements and Exhibits

                a.   Financial Statement of Business Acquired.

It is impracticable to provide the required financial statements for KBD at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

                b.   Pro Forma Financial Information

It is impracticable to provide the required pro forma financial statements for KBD at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

                c.   Exhibits

10.1 Stock Purchase Agreement dated August 5, 1998 by and between Consolidated Delivery & Logistics, Inc., KBD Services, Inc., Silver Star Express, Inc. and David L. Chesney.


10.2 7% Subordinated Convertible Note Due 2003 of Consolidated Delivery & Logistics, Inc.


10.3 7% Contingent Subordinated Convertible Note Due 1999 of Consolidated Delivery & Logistics, Inc.


99.1 Press Release issued August 10, 1998 regarding acquisition of KBD Services, Inc.

                                    SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



 Dated: August 18, 1998          CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                          (Registrant)




                                  By: /s/ Albert W. Van Ness, Jr.
                                      Albert W. Van Ness, Jr.
                                      Chairman of the Board, Chief Executive
                                      Officer and Chief Financial Officer

Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT, dated August 5, 1998, by and among KBD Services, Inc., a North Carolina corporation ("KBD" or the "Company"), David L. Chesney, an individual with an address at 760 Reedy Creek Road, Cary, North Carolina 27512, (the "Shareholder"), Consolidated Delivery & Logistics, Inc., a Delaware corporation ("CDL") and Silver Star Express, Inc., a Florida corporation and wholly owned subsidiary of CDL ("Purchaser").

                              W I T N E S S E T H:

WHEREAS, the Shareholder is the record and beneficial holder of all of the issued and outstanding capital stock of the Company; and

WHEREAS, the Shareholder desires to sell and transfer to Purchaser, and Purchaser desires to purchase from the Shareholder, all of the outstanding shares of capital stock of the Company, all as more specifically provided herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereto agree as follows:
                                    ARTICLE I

                               Certain Definitions

Section 1.1.......Certain  Definitions. As used in this Agreement, the following terms have the respective meanings set forth below.

"Accounts Receivable" has the meaning ascribed to such term in Section 3.19.

         "Affected Property" has the meaning ascribed to such term in
Section 3.15.

         "Affiliate" means, with respect to any Person, any other Person who directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlled" and "controlling" have meanings correlative thereto.

         "Agreement" means this Stock Purchase Agreement.

         "Authorizations" has the meaning ascribed to such term in Section 3.9.

         "Business Day" means a day, other than a Saturday or Sunday, on which commercial banks in New Jersey are open for the general transaction of business.

         "Closing" has the meaning ascribed to such term in Section 2.4.

         "Closing Date" has the meaning ascribed to such term in Section 2.4.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Company Common Stock" has the meaning ascribed to such term in
Section 2.1.

         "Contracts" has the meaning ascribed to such term in Section 3.20.

         "Damages" has the meaning ascribed to such term in Section 9.2.

         "Employee Benefit Plan" has the meaning ascribed to such term in
Section 3.17.

         "Encumbrances" has the meaning ascribed to such term in Section 3.3.

         "Environmental Laws" means any federal, state or local law, statute, ordinance, rule, regulation, license, permit, authorization, approval, consent, court order, judgment, decree, injunction, code, requirement or agreement with any Governmental Authority, (x) relating to pollution (or the cleanup thereof or the filing of information with respect thereto), human health or the protection of air, surface water, ground water, drinking water supply, land (including land surface or subsurface), plant and animal life or any other natural resource, or
(y) concerning exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production or disposal of Regulated Substances, in each case as amended and as now or hereafter in effect.

         "Financial Statements" has the meaning ascribed to such term in
Section 3.8.

         "Five Year Note" has the meaning ascribed to such term in Section 2.2.

         "GAAP" means generally accepted accounting principles as in effect in the United States on the date of this Agreement.

         "Governmental Authority" means any national, federal, state, provincial, county, municipal or local government, foreign or domestic, or the government of any political subdivision of any of the foregoing, or any entity, authority, agency, ministry or other similar body exercising executive, legislative, judicial, regulatory or administrative authority or functions of or pertaining to government, including any authority or other quasi-governmental entity established to perform any of such functions.

         "Indemnified Party" has the meaning ascribed to such term in
Section 9.2.

         "Indemnifying Party" has the meaning ascribed to such term in
Section 9.2

         "Leased Real Property" has the meaning ascribed to such term in
Section 3.7.

         "Material Adverse Change" means a material adverse change in the business, financial condition, or results of operations (financial and other) of the entity.

         "Material Adverse Effect" means a material adverse effect on the business, financial condition or results of operations of the entity.

         "Notes" has the meaning ascribed to such term in Section 2.2.

         "One Year Note" has the meaning ascribed to such term in Section 2.2.

         "Person" means an individual, partnership, corporation, joint stock company, unincorporated organization or association, trust or joint venture, or a governmental agency or political subdivision thereof.

         "Proprietary Rights" has the meaning ascribed to such term in Section 3.18.

         "Purchase Price" has the meaning ascribed to such term in Section 2.2.

         "Regulated Substances" means pollutants, contaminants, hazardous or toxic substances, compounds or related materials or chemicals, hazardous materials, hazardous waste, flammable explosives, radon, radioactive materials, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum products (including, but not limited to, waste petroleum and petroleum products) as regulated under applicable Environmental Laws.

         "SEC" means the Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Survival Period" has the meaning ascribed to such term in Section 9.1.

         "Tangible Net Worth" means Total Assets, less (without limitation and without duplication of deductions) the sum of (A) Total Liabilities of a Person,
(B) any reserves established by a Person for anticipated losses or expenses, (C) the amount, if any, of all intangible items including any leasehold rights, the amount of any investment in any Affiliates or other entity including a subsidiary, good will (including any amounts, however designated on the balance sheet, representing the cost of acquisition of business and investments in excess of underlying tangible assets), trademarks, trademark rights, trade name rights, copyrights, patents, patent rights, licenses, unamortized debt discount, marketing expenses and customer and/or mailing lists and (D) all amounts due from employees, stockholders, Affiliates and subsidiaries.

         "Third Party Claim" has the meaning ascribed to such term in
Section 9.3.

         "Total Assets" means, at any date, the amount shown in the books and records of a Person, determined in accordance with GAAP, of all property, both real and personal, of a Person.

         "Total Liabilities" means, at any date, the amount of all liabilities which, in accordance with GAAP, should be included in determining total liabilities as shown on a liability side of a balance sheet of a Person at such date.

         Section  1.2.......Interpretation.  Unless  otherwise  indicated to the contrary herein by the context or use thereof: (i) the words, "herein," "hereto," "hereof" and words of similar import refer to this Agreement as a whole and not to any particular Section or paragraph hereof; (ii) words importing the masculine gender shall also include the feminine and neutral genders, and vice versa; and (iii) words importing the singular shall also include the plural, and vice versa. References to the "knowledge" of the Stockholder or the Company means matters which the Shareholder knows or should know in the performance of his duties for the Company.

                                   ARTICLE II

                           Purchase and Sale of Stock;
                              Additional Covenants

         Section 2.1 Purchase and Sale of Stock. Upon the terms and subject to the conditions of this Agreement and on the basis of the representations, warranties and agreements contained herein, at the Closing (as defined in Section 2.4), the Shareholder shall sell, assign, transfer, convey and deliver to Purchaser (i) an aggregate of 100 shares of the common stock, par value $1.00 per share, of the Company (the "Company Common Stock"), which the Shareholder represents constitutes all of the issued and outstanding shares of the Company's capital stock, and Purchaser shall purchase such shares from the Shareholder.

         Section 2.2.  Purchase Price.

                  (a) The aggregate purchase price (the "Purchase Price") to be paid by Purchaser for the Company Common Stock shall be an amount equal to $4,028,777 subject to reduction as provided below and in the One Year Note (the "Purchase Price").

                  (b) The Base Purchase Price shall be payable in four parts as follows:

                         (i)      $2,033,777,  shall be payable in cash at the
Closing (the "Cash Portion") by wire transfer to an account or accounts of the Shareholder specified in writing by the Shareholder or by one or more certified or bank cashier's checks payable to the order of the Shareholder;

                        (ii) $35,000 shall be payable in cash by wire transfer or check within ten (10) business days after the Shareholder provides the Purchaser with proof that all liabilities of the Company for interest and penalties due to any taxing authority arising from or relating to periods ending on or prior to the Closing Date have been satisfied in full;

                       (iii) $1,460,000, shall be paid by delivery of a convertible note of CDL with a five (5) year term payable to the Shareholder substantially in the form of Exhibit A hereto (the "Five Year Note"); and

                        (iv) $500,000, shall be paid by delivery of a contingent convertible note of CDL, with approximately a one (1) year term payable to the Shareholder substantially in the form of Exhibit B hereto (the "One Year Note", together with the Five Year Note, the "Notes").

                  (c) The One Year Note is subject to reduction or discharge if the Company's earnings before interest and taxes, computed in accordance with GAAP, for the one year period ended July 31, 1999, is less than $700,000. Reduction is on a dollar for dollar basis for the amount of the EBIT Shortfall. The reduction is more fully described in the One Year Note.

         Section  2.3.......Retained  Liabilities.  The Shareholder shall remain liable for any litigation or other contingent liabilities (including but not limited to any tax liabilities not accrued for on the Financial Statements, any interest or penalties due with respect to any tax liabilities, and any liabilities arising from the Company's failure to qualify as a foreign corporation in any state) listed on the Schedules to this Agreement notwithstanding such disclosure.

         Section 2.4.......Closing. The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey, at 10:00 A.M. on August 5, 1998 or by facsimile on such date with original documents to follow; provided that, if the conditions set forth in Article VII have not been either satisfied or waived by such date, then the Closing shall occur within five Business Days of the satisfaction or waiver of such conditions or at such other time and place as is mutually agreed by the parties hereto. The time and date of the Closing is herein called the "Closing Date".

                                   ARTICLE III

              Representations and Warranties Regarding the Company

         The Shareholder represents and warrants to Purchaser and CDL as follows:

         Section  3.1.......Organization  and Qualification of the Company.  The
Company is a corporation duly organized, validly existing and in good standing under the laws of the State of North Carolina, with full power and authority, corporate and other, to own or lease its properties and assets and to carry on its business as presently conducted, and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction listed in
Schedule 3.1, which constitute all of the jurisdictions in which the Company is currently conducting its business (except for three states as to which the Shareholder is currently in the process of qualifying the Company to do business and which the Shareholder undertakes to complete expeditiously). The Company has previously provided to Purchaser and CDL true and complete copies of (i) its Certificate of Incorporation and all amendments thereto, and (ii) its by-laws and all amendments thereto. Other than as indicated on Schedule 3.1 the business of the Company is conducted solely through the Company and the Company does not own, directly or indirectly, any subsidiaries. The Shareholder has no interest in any business engaged in air or ground messenger, courier or small package delivery services (the "Business") other than the Company.

         Section  3.2.......Authorization.   The  Company  has  full  power  and
authority, corporate and other, to execute and deliver this Agreement and to perform its obligations hereunder, all of which have been duly authorized by all requisite corporate action. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.

         Section 3.3.......Non-contravention. Neither the execution and delivery of this Agreement nor the performance by the Company of its obligations hereunder will (i) contravene any provision contained in its Certificate of Incorporation or by-laws, (ii) violate or result in a breach (with or without the lapse of time, the giving of notice or both) of or constitute a default under (A) any contract, agreement, commitment, indenture, mortgage, lease, pledge, note, license, permit or other instrument or obligation or (B) any judgment, order, decree, law, rule or regulation or other restriction of any Governmental Authority, in each case to which the Company is a party or by which it is bound or to which any of its assets or properties are subject, or (iii) result in the creation or imposition of any lien, claim, charge, mortgage, pledge, security interest, equity, restriction or other encumbrance (collectively, "Encumbrances") on any of the assets or properties of the Company.

         Section 3.4.......No Consents.  Except as set forth in Schedule 3.4, no notice to, filing with, or authorization, registration, consent or approval of any Governmental Authority or other Person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by the Company.

         Section  3.5.......Capitalization.  The  Company's  authorized  capital stock consists solely of 100,000 authorized shares of Company Common Stock of which 100 shares of Company Common Stock are issued and outstanding. The Company does not have any shares of its capital stock reserved for issuance and the Company does not have any outstanding options, warrants, rights, calls or commitments relating to its capital stock or any outstanding securities or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire from it, any shares of its capital stock. There are no pre-emptive or other subscription rights with respect to any shares of the capital stock of the Company and all of the issued and outstanding shares of the capital stock of the Company have been duly authorized, validly issued, are fully paid and are nonassessable.

         Section   3.6.......Personal   Property.   The  Company  has  good  and
marketable title to (or valid leasehold or contractual interests in) all personal property used in its business, free and clear of any Encumbrances except as set forth in Schedule 3.6. To the Shareholder's knowledge, all machinery, equipment, furniture, fixtures and other personal property of the Company is in good operating condition and fit for operation in the ordinary course of business (subject to normal wear and tear).

         Section 3.7.......Leased Real Property. Except as set forth in Schedule
3.7, the Company has valid leasehold title to all real estate and real property used in its business (the "Leased Real Property"), free and clear of all Encumbrances. To the Shareholder's knowledge, all plants, structures and buildings leased by of the Company are in good operating condition and fit for operation in the ordinary course of business (subject to normal wear and tear) with no structural or other defects that could interfere with the conduct of normal operation of such facilities. The Company has delivered to Purchaser and CDL true and complete copies of any leases for the Leased Real Property. To the Shareholder's knowledge with respect to buildings not owned by the Shareholder, the Company is not in violation of any building, zoning, anti-pollution, health, occupational safety or other law, ordinance or regulation regarding its plants, structures and equipment or their operations.

         Section  3.8.......Financial  Statements.  The Company  has  previously furnished to Purchaser and CDL (i) a true and complete copy of the audited balance sheets of the Company, taken as a whole, as of March 31, 1998 and the related statements of income, cash flows and changes in stockholders' equity for the three (3) years then ended, certified by the independent accountants of the Company, and (ii) a true and complete copy of an unaudited balance sheet of the Company as of June 30, 1998 and the related statements of income, cash flows and changes in stockholders' equity for the three month period then ended, (collectively, the "Financial Statements"). The Financial Statements have been prepared in conformity with GAAP, applied on a consistent basis and present fairly the financial condition and results of operations of the Company as of and for the periods included therein.

         Section 3.9.......Absence of Certain Developments.  Except as set forth in Schedule 3.9, since March 31, 1998, there has not been any Material Adverse Change, or any development which could reasonably be expected to result in a prospective Material Adverse Change. Except as set forth in Schedule 3.9, since March 31, 1998, the Company has conducted its businesses in the ordinary and usual course consistent with past practices and has not (i) sold, leased, transferred or otherwise disposed of any of its assets (other than dispositions in the ordinary course of business consistent with past practices), (ii) terminated or amended in any material respect any contract or lease to which it is a party or to which it is bound or to which its properties are subject, (iii) amended its Certificate of Incorporation or by-laws or taken any action in contemplation of an amendment to such Certificate of Incorporation or by-laws or in contemplation of its liquidation or dissolution and, to its best knowledge after due investigation, no such action has been taken by its Shareholder, directors or officers, (iv) declared or paid any dividend or distribution on its capital stock, or repurchased or otherwise acquired any shares of its capital stock or any option, warrant, right, call or commitment relating to its capital stock or any outstanding securities or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire from it, any shares of its capital stock, (v) suffered any material loss, damage or destruction whether or not covered by insurance, (vi) made any change in the accounting methods or practices it follows, whether for general financial or tax purposes, (vii) incurred any liabilities (other than in the ordinary course of business) none of which, individually or in the aggregate, are material, (viii) incurred, created or suffered to exist any Encumbrances on its assets, except those created in the ordinary course of business, none of which, individually or in the aggregate, are material, (ix) increased the compensation payable or to become payable to any of its officers or employees or increased any bonus, severance, accrued vacation, insurance, pension or other Employee Benefit Plan, payment or arrangement made by it for or with any such officers or employees,
(x) suffered any labor dispute, strike or other work stoppage, (xi) made or obligated itself to make any capital expenditures in excess of $10,000 individually or in the aggregate, (xii) entered into any contract or other agreement requiring it to make payments in excess of $10,000 per annum, individually or in the aggregate, other than in the ordinary course of business consistent with past practices, or (xiii) entered into any agreement to do any of the foregoing.

         Section  3.10......Governmental  Authorizations;   Licenses;  Etc.  The
business of the Company has been operated in compliance with all material applicable laws, rules, regulations, codes, ordinances, orders, policies and guidelines of all Governmental Authorities, including but not limited to, those related to: fire, safety, labeling of products, pricing, sales or distribution of products, antitrust, trade regulation, trade practices, sanitation, land use, employment or employment practices, energy and similar laws (but excluding parking and minor traffic violations). To the knowledge of the Shareholder, the Company has all permits, licenses, approvals, certificates and other authorizations, and has made all notifications, registrations, certifications and filings with all Governmental Authorities, necessary or advisable for the operation of its business as currently conducted. There is no action, case or proceeding pending or, to the best knowledge of the Company, threatened by any Governmental Authority with respect to (i) any alleged violation by the Company or its Affiliates of any law, rule, regulation, code, ordinance, order, policy or guideline of any Governmental Authority, or (ii) any alleged failure by the Company or its Affiliates to have any permit, license, approval, certification or other authorization required in connection with the operation of its business. No notice of any violation of such laws has been received by the Company or any of its Affiliates.

         Section  3.11......Litigation.  Except as set forth in  Schedule  3.11, there are no lawsuits, actions, proceedings, claims, arbitrations, orders or investigations by or before any Governmental Authority pending or, to the best knowledge of the Company, threatened against the Company or its Affiliates relating to such Company, its business or any product or service alleged to have been sold by such Company or seeking to enjoin the transactions contemplated hereby and, except as set forth in Schedule 3.11, there are no facts or circumstances known to the Company that could result in a claim for damages or equitable relief which, if decided adversely, could reasonably be expected to result in a Material Adverse Change, individually or in the aggregate.

         Section 3.12......Undisclosed  Liabilities.  Other than those reflected in the Financial Statements, there are no material (defined below) liabilities of the Company of any kind or nature whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise, or whether due or to become due, other than liabilities incurred in the ordinary course of business and consistent with past practices since the date of the Financial Statements, and to the Shareholder' knowledge, there exists no facts or circumstances (other than general economic conditions) that could reasonably be expected to result in any such liability. "Material" liabilities means liabilities that in the aggregate exceed $10,000.

         Section 3.13......Taxes.  All federal, state, county, local and foreign tax returns and reports of the Company required to be filed have been duly filed. All federal, state, county, local, foreign and any other taxes (including all income, withholding and employment taxes), assessments (including interest and penalties), fees and other governmental charges with respect to the employees, properties, assets, income or franchises of the Company have been paid or duly provided for, or are being contested in good faith by appropriate proceedings as disclosed on Schedule 3.13 and adequate reserves therefor have been established pursuant to GAAP, and are reflected on the Financial Statements. There are no tax liens on any of the assets of the Company.

         Section  3.14......Insurance.  Schedule  3.14  sets  forth  a true  and correct list of all insurance policies or binders maintained by the Company on the date hereof showing, as to each policy or binder, the carrier, policy number, coverage limits, expiration dates, annual premiums, deductibles or retention levels and a general description of the type of coverage provided. Such policies and binders are, and at all times prior to the Closing will be, in full force and effect. The Company has not permitted or suffered any gap in insurance coverage during the past six years.

         Section  3.15......Environmental   Matters.  Except  as  set  forth  on
Schedule 3.15, to the knowledge of the Shareholder, (i) the business of the Company is being and has been conducted in compliance with all Environmental Laws, (ii) the real property owned, leased or operated by the Company (including, without limitation, soil, groundwater or surface water on, under or adjacent to the properties and buildings thereon) (the "Affected Property") does not contain any Regulated Substance other than as permitted under applicable Environmental Laws, (iii) the Company has, and at all times has had, all permits, licenses and other approvals and authorizations required under applicable Environmental Laws for the operation of the business of the Company,
(iv) the Company has not received any notice from any Governmental Authority that the Company or any of its Affiliates may be a potentially responsible party in connection with any waste disposal site or facility used, directly or indirectly, by or otherwise related to the Company, (v) no reports have been filed, or have been required to be filed, by the Company concerning the release of any Regulated Substance or the violation of any Environmental Law on or at the properties used in the business of the Company, (vi) no Regulated Substance has been disposed of, transferred, released or transported from the Affected Property, other than as permitted under applicable Environmental Law pursuant to appropriate regulations, permits or authorizations, (vii) there have been no environmental investigations, studies, audits, tests, reviews, or other analyses conducted by or which are in the possession of the Company relating to the business of the Company, true and complete copies of which have not been delivered to Purchaser and CDL prior to the date hereof, (viii) there are no underground storage tanks on, in or under any Affected Property and no underground storage tanks have been closed or removed from any Affected Property, (ix) the Company has not presently incurred, and the Affected Property is not presently subject to, any liabilities (fixed or contingent) relating to any suit, settlement, judgment or claim asserted or arising under any Environmental Law, (x) all Environmental Laws in existence at the time the Affected Property was acquired were complied with, and (xi) there are no civil, criminal or administrative actions, suits, demands, claims, hearings, investigations or other proceedings pending or threatened against the Company or any of its Affiliates with respect to the business of the Company relating to any violations, or alleged violations, of any Environmental Law, and neither the Company nor any of its Affiliates has received any notices, demand letters or requests for information, arising out of, in connection with, or resulting from, a violation, or alleged violation, of any Environmental Law, and neither the Company nor any of its Affiliates has been notified by any Governmental Authority or any other Person that the Company has, or may have, any liability pursuant to any Environmental Law.

         Section 3.16......Employee Matters.

         (a) Schedule 3.16 contains a true and complete list as of June 30, 1998 of the employees currently employed by the Company, indicating the title of and a description of any agreements concerning such employees and a listing of the rate or range of rates of all current compensation payable by the Company to each employee.

         (b) Except as set forth on Schedule 3.16, (i) the Company has not entered into any collective bargaining agreements regarding its employees, (ii) there are no written personnel policies applicable to such employees generally, other than employee manuals, true and complete copies of which have previously been provided to Purchaser and CDL, (iii) there is no labor strike, dispute, slowdown or work stoppage or lockout pending or, to the best knowledge of the Company, threatened against or affecting the Company and during the past three years there has been no such action, (iv) to the best knowledge of the Company, no union organization campaign is in progress with respect to any of the employees, and no question concerning representation exists respecting such employees, (v) there is no unfair labor practice, charge or complaint pending or, to the best knowledge of the Company, threatened against the Company, and
(vi) the Company has not entered into any agreement, arrangement or understanding restricting its ability to terminate the employment of any or all of its employees at any time, for any lawful or no reason, without penalty or liability.

         Section  3.17......Employee  Benefit  Plans.  Schedule  3.17  lists all bonus, deferred compensation, pension, retirement, profit-sharing, thrift, savings, employee stock ownership, stock bonus, stock purchase, restricted stock and stock option plans, all employment or severance contracts, health and medical insurance plans, life insurance and disability insurance plans, other material employee benefit plans, contracts or arrangements which cover employees or former employees of the Company including, but not limited to, "employee benefit plans" within the meaning of Section 3(3) of ERISA (the "Employee Benefit Plans"). The Employee Benefit Plans which are described in Section 3(3) of ERISA (the "ERISA Plans") are in compliance in all material respects with the applicable provisions of ERISA and, if intended to be tax qualified, Sections 401(a) and 501(a) of the Code. All ERISA Plans which are intended to qualify under Section 401(a) of the Code have been submitted to and approved under
Section 401(a) of the Code by the Internal Revenue Service or, alternatively, the applicable remedial amendment period with respect to any such ERISA Plan will not have ended prior to the Closing Date. No liability under Subtitle C or D of Title IV of ERISA has been or is expected to be incurred by the Company or any of its Affiliates with respect to any ongoing, frozen or terminated "single-employer plan," within the meaning of Section 4001(a)(15) of ERISA, currently or formerly maintained by any of them, or the single-employer plan of any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (an "ERISA Affiliate"). Except as set forth on Schedule 3.17, neither the Company nor any of its Affiliates have incurred or expect to incur any withdrawal liability with respect to a multi-employer plan under Subtitle E of Title IV of ERISA (regardless of whether based on contributions of an ERISA Affiliate).

         Section 3.18......Proprietary Rights.

         (a) All of the Company's patents, patent registrations, patent applications, trademarks, service marks, trademark and service mark registrations and applications therefor, copyrights, copyright registrations, copyrights applications, trade names, corporate names, technology, inventions, computer software, data and documentation (including electronic media), product drawings, trade secrets, know-how, customer lists, processes, other intellectual property and proprietary information or rights; and permits, licenses or other agreements to or from third parties regarding the foregoing (the "Proprietary Rights") are listed in Schedule 3.18. Except as disclosed therein, the Company, either jointly or individually, owns and possesses all right, title and interest in the Proprietary Rights. The Company has taken all necessary or desirable action to protect the Proprietary Rights and the transactions contemplated by this Agreement will have no material adverse effect on the Company's right, title and interest in the Proprietary Rights.

         (b) No claim by any third party contesting the validity, enforceability, use or ownership of any Proprietary Right has been made, is currently pending or, to the best knowledge of the Company, is threatened. The Company has not received any notice nor is it aware of any fact which indicates a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to any of the Proprietary Rights. The Company has not infringed, misappropriated or otherwise conflicted with any rights of any third parties, nor is it aware of any infringement, misappropriation or conflict which will occur as a result of the continued operation of the business of the Company as now conducted.

         Section 3.19......Accounts Receivable.  Schedule 3.19 sets forth a true and complete listing of all accounts and notes receivable and all reserves related thereto, deposits, advances and manufacturer and supplier rebates (the "Accounts Receivable") as of June 30, 1998 and an aging Schedule reflecting the aggregate amount of all Accounts Receivable outstanding (i) 30 days or less,
(ii) more than 30 days but less than or equal to 60 days, (iii) more than 60 days but less than or equal to 90 days, and (iv) more than 90 days. All of the Accounts Receivable have arisen in the ordinary and regular course of business, represent bona fide transactions with third parties and are not subject to any counterclaims or offsets (except for those for which adequate reserves have been established in accordance with GAAP), have been billed and are collectible within 90 days of the date created. The Shareholder shall update this Schedule as of the Closing Date, subject to the foregoing representations.

         Section 3.20......Contracts.

         (a) Schedule 3.20 describes all contracts (except for usual and ordinary purchase orders executed in the normal course of business), agreements, leases, commitments, instruments, plans, permits or licenses, whether written or oral, to which the Company is a party or is otherwise bound, of the type described below (the "Contracts"):

                  (i) all agreements or commitments for the sale by the Company of products or services, or the purchase by the Company of raw materials, products or services, other than those that are for amounts not to exceed $10,000;

                  (ii) all agreements or commitments for the purchase by the Company of machinery, equipment or other personal property other than those that are for amounts not to exceed $10,000;

                  (iii) all capitalized leases, pledges, conditional sale or title retention agreements;

                  (iv) all employment agreements and commitments, all consulting or severance agreements or arrangements and all agreements between the Company and the Shareholder, any Affiliate of the Shareholder or any other officer, director or employee of the Company;

                  (v) all agreements relating to the consignment or lease of personal property (whether the Company is lessee, sublessee, lessor or sublessor), other than such agreements that provide for annual payments of less than $5,000;

                  (vi) all license, royalty or other agreements relating to the Proprietary Rights;

                  (vii) all agreements prohibiting the Company from freely engaging in the business presently conducted by the Company in any geographic area;

                  (viii) all agreements to provide rebates to customers of the Company, to the extent not reflected as a liability on the Financial Statements; and

                  (ix) any agreement other than those covered by clauses (i) through (viii) above involving payment or receipt of more than $25,000 in the aggregate.

                  (b) To the knowledge of the Company, none of the other parties to any such Contracts intends to terminate or materially alter the material provisions of such Contracts either as a result of transactions contemplated hereby or otherwise, except as disclosed in Schedule 3.20.

                  (c) Except as disclosed in Schedule 3.20, the Company is not in, nor has given or received notice of, any default or claimed, purported or alleged default, or facts that, with notice or lapse of time, or both, would constitute a material default (or give rise to a termination right) on the part of any party in the performance of any obligation to be performed under any of the material Contracts.

                  (d) True and complete copies of all written Contracts, including any amendments thereto, have been delivered to Purchaser or CDL and such documents constitute the legal, valid and binding obligation of the Company and, to the best knowledge of the Company, each other party purportedly obligated thereunder.

         Section  3.21......Customers and Suppliers.  Schedule 3.21 sets forth a list of (a) the fifteen (15) largest customers of the Company in terms of gross sales during the year ended March 31, 1998 and (b) the ten (10) largest suppliers of the Company in terms of purchases during the year ended March 31, 1998. Except as set forth on Schedule 3.21, (a) no customer listed on Schedule
3.21 has notified or otherwise indicated to the Company that it will stop, or decrease the rate of, its purchases of services from the Company, and no customer has, during the current fiscal year, ceased or materially decreased its purchases of any such services from the Company; and (b) no supplier listed on
Schedule 3.21 has notified or otherwise indicated to the Company that it will stop, or decrease the rate of, or, other than publicly announced generally applicable price increases, materially increase the cost of, its supply of materials, products or services used by the Company, and no supplier listed on
Schedule 3.21 has, during the current fiscal year, ceased, materially decreased the rate of or materially raised the cost of, any such materials, products or services.

         Section  3.22......Books and Records.  The stock records of the Company fairly and accurately reflect the record ownership of all of the outstanding shares of its capital stock. Since April 1, 1995, the other books and records of the Company, including financial records and books of account, are complete and accurate and have been maintained in accordance with GAAP, to the extent applicable, and sound business practices. The minute books of the Company contains complete and accurate records of all meetings of, or actions taken without a meeting by, the shareholders, the Board of Directors or any committee of the Company. No meetings of the shareholders or of the Board of Directors of the Company or any of its committees have been held for which minutes have not been prepared and are not contained in its minute books and no action taken by it without a meeting is not accurately recorded in its minute books.

         Section 3.23......Net Worth of the  Company.  As of June 30,  1998,
the Company had a tangible  net worth of not less than $740,000.

         Section  3.24......Brokers.  No  Person  is or  will be  entitled  to a broker's, finder's, investment banker's, financial adviser's or similar fee from the Company in connection with this Agreement or any of the transactions contemplated hereby, except for Centura Investment Bank pursuant to a letter agreement dated October 8, 1997. The fees of Centura Investment Bank fees will be paid solely by the Shareholder.

         Section 3.25......Full  Disclosure.  No representation or warranty made by the Shareholder or the Company in this Agreement, any Schedule, any Exhibit or any certificate delivered by or on behalf of the Company pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                   ARTICLE IV

            Representations and Warranties Regarding the Shareholder


         The Shareholder represents and warrants to Purchaser and CDL as follows:

         Section  4.1.......Authorization.  The  Shareholder has the capacity to execute and deliver this Agreement and to perform his obligations hereunder. The Shareholder is not under any impairment or other disability, legal, physical, mental or otherwise, that would preclude or limit his ability to perform his obligations hereunder. This Agreement constitutes a binding and valid obligation of the Shareholder, enforceable against him in accordance with its terms.

         Section 4.2.......Non-contravention. Neither the execution and delivery of this Agreement nor the performance by the Shareholder of their respective obligations hereunder will (i) violate or result in a breach (with or without the lapse of time, the giving of notice or both) of or constitute a default under (A) any contract, agreement, commitment, indenture, mortgage, lease, pledge, note, license, permit or other instrument or obligation or (B) any judgment, order, decree, law, rule or regulation or other restriction of any Governmental Authority, in each case to which any Shareholder is a party or by which any Shareholder is bound or to which any of his or her assets or properties are subject, (iii) result in the creation or imposition of any Encumbrances on any of the assets or properties of the Company, or (iv) result in the acceleration of, or permit any Person to accelerate or declare due and payable prior to its stated maturity, any obligation of the Company.

         Section   4.3.......No   Consents.   No  notice  to,  filing  with,  or
authorization, registration, consent or approval of any Governmental Authority or other Person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by the Shareholder.

         Section  4.4.......Ownership  of the Company's Shares.  The Shareholder
owns 100 shares of the Company's Common Stock beneficially and of record, free and clear of any Encumbrances which represents all of the issued and outstanding capital stock of the Company. There are no voting trust arrangements, shareholder agreements or other agreements (i) granting any option, warrant or right of first refusal with respect to the Company Common Stock to any Person,
(ii) restricting the right of the Shareholder to sell the Company Common Stock to Purchaser and CDL, (iii) restricting any other right of any Shareholder with respect to the Company Common Stock or (iv) creating any penalties, liabilities or disabilities from a sale of the Company Common Stock. The Shareholder has the absolute and unrestricted right, power and capacity to sell, assign and transfer the Company Common Stock to Purchaser and CDL free and clear of any Encumbrances. Upon delivery to Purchaser and CDL of the certificates representing the Company Common Stock at Closing in exchange for the consideration to be paid by Purchaser and CDL at the Closing, Purchaser and CDL will acquire good, valid and marketable title to the Company Common Stock, free and clear of any Encumbrances.

         Section  4.5.......Brokers.  No  Person  is or  will be  entitled  to a broker's, finder's, investment banker's, financial adviser's or similar fee from the Purchaser in connection with this Agreement or any of the transactions contemplated hereby.

         Section 4.6.......Full  Disclosure.  No representation or warranty made by any Shareholder in this Agreement, any Schedule, any Exhibit or any certificate delivered, or to be delivered, by or on behalf of any Shareholder pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading.

                                    ARTICLE V

               Representations and Warranties Regarding Purchaser
                                     and CDL

         Purchaser and CDL, jointly and severally, represent and warrant to the Shareholder as follows:

         Section   5.1.......Organization.   Purchaser  is  a  corporation  duly
organized, validly existing and in good standing under the laws of the State of Florida and has full power and authority, corporate and other, to own or lease its property and assets and to carry on its business as presently conducted. CDL is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority, corporate and other, to own or lease its property and assets and to carry on its business as presently conducted.

         Section  5.2.......Authorization.  Each of  Purchaser  and CDL has full power and authority, corporate and other, to execute and deliver this Agreement and to perform its respective obligations hereunder, all of which have been duly authorized by all requisite corporate action. This Agreement has been duly authorized, executed and delivered by Purchaser and CDL, respectively, and constitutes a valid and binding agreement such party, enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principals.

         Section  5.3.......Non-contravention.  Neither  Purchaser  nor  CDL  is subject to any provision of its respective Certificate of Incorporation or by-laws or any agreement, instrument, law, rule, regulation, order, decree or judgment of any Governmental Authority or other restriction that would prevent the consummation of the transactions contemplated by this Agreement.

         Section   5.4.......No   Consents.   No  notice  to,  filing  with,  or
authorization, registration, consent or approval of any Governmental Authority or other Person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by Purchaser and CDL.

         Section  5.5.......Brokers.  No  Person  is or  will be  entitled  to a broker's, finder's, investment banker's, financial adviser's or similar fee from either Purchaser or CDL in connection with this Agreement or any of the transactions contemplated hereby.

         Section 5.6.......SEC  Documents.  CDL has delivered to the Stockholder
(who represents that he, or such Stockholder's purchaser representative, has read and reviewed) CDL's Form 10-K for the year ended December 31, 1997, its Form 10-Q for the quarter ended March 31, 1998, its Form 8-K for an event in July 1998 and its proxy statement for its annual meeting held on June 17, 1998 (the "SEC Documents") and no other documents have been filed since the filing of the Company's Form 10-Q. The SEC Documents adequately and correctly describe the business of CDL as at their respective dates, and the Shareholder may rely thereon. The SEC Documents do not contain any untrue statement of a material fact nor omit to state a material fact necessary to make the statements contained therein not misleading. There is no fact or circumstance that Purchaser and CDL have not disclosed to the Shareholder that Purchaser or CDL presently believe has resulted in a Material Adverse Change or could reasonably be expected to have a Material Adverse Effect on the ability of Purchaser or CDL to perform their obligations under this Agreement.

                                   ARTICLE VI

                            Covenants and Agreements

         Section 6.1.......Access and Information. No investigation by Purchaser and CDL heretofore or hereafter made shall modify or otherwise affect any representations and warranties of the Company or the Shareholder, which shall survive any such investigation, or the conditions to the respective obligations of Purchaser and CDL to consummate the transactions contemplated hereby.

         Section 6.2.......Transfer and Other Taxes.

                  (a)......The Shareholder  represents that there are no stamp, stock transfer, sales, purchase, use or similar tax under the laws of any Governmental Authority of North Carolina arising out of or resulting from the purchase of the Company Shares.

                  (b)......Each  party  hereto  shall (i)  prepare  and file all income and other tax returns reporting income or other taxes due through the Closing Date, (ii) be responsible for the conduct of all tax examinations relating to its, his of her respective tax returns referred to in (i) above, and
(iii) pay all taxes owing with respect to his or her respective tax returns referred to in (i) above. The Shareholder shall also be responsible for filing any income tax returns and paying any income taxes (to the extent such taxes have not been reserved in the Financial Statements of the Company) for the Company for a fiscal year or reporting period which ends on or before the Closing Date. Purchaser will provide the Shareholder and their accountants with reasonable access to books and records necessary for the preparation of such returns.

         Section 6.3.......Non-Competition and Confidentiality Agreement.

                  (a)......The  Shareholder  agrees that he will not, and he will cause his respective Affiliates not to, directly or indirectly, take any of the following actions:

                  .........(i)      engage in or compete with the provision of
products or services offered by CDL or any of its subsidiaries, including without limitation Purchaser, anywhere in the State of North Carolina or within 250 miles of its borders (the "Territory");

                  .........(ii)     engage,  contract for or solicit,  with
respect to the provision of products or services offered by CDL or any of its subsidiaries, (x) any customers of CDL or any of its subsidiaries, including without limitation Purchaser, or (y) any customers of the Company in the two year (2) period preceding the Closing;

                  .........(iii)    employ,  engage,  contract  for or solicit
the services in any capacity of any Person who is employed by or an independent contractor of the Company either on the date hereof or on the date of such solicitation; or

                  .........(iv)     use for his or her own  benefit  or,  except
as required by law, divulge or convey to any third party, any Confidential Information (as hereinafter defined) relating to the Company.

                  (b)......Each of the foregoing covenants,  except the covenant set forth in Section 6.4(a)(ii), shall continue for a period of three (3) years from the Closing Date; provided, however, that if Shareholder is employed by CDL or any of its subsidiaries, including without limitation Purchaser, he shall continue to be bound by such covenants for a period of two (2) years after the date on which his employment ceases for any reason or no reason. The covenant set forth in Section 6.4(a)(ii) shall continue for a period equal to the longer of five (5) years from the Closing Date; or two (2) years after the date on which such Shareholder's employment ceases for any reason or no reason. The Shareholder agrees that the time periods set forth in the preceding sentences shall be computed by excluding from such periods any time during which such Shareholder is in violation of any provision of this Section 6.3.

                  (c)......Notwithstanding  the  foregoing,  the  covenants  set forth in this Section 6.3 shall not be deemed to prohibit the Shareholder from acquiring, as an investment, not more than one percent (1%) of the capital stock of a competing business whose stock is traded on a national securities exchange or over-the-counter.

                  (d)......The  Shareholder  acknowledges  that the restrictions contained in this Section 6.3 are reasonable and necessary to protect the legitimate interests of Purchaser and CDL and that any breach by the Shareholder of any provision hereof will result in irreparable injury to Purchaser and CDL. The Shareholder acknowledges that, in addition to all remedies available at law, Purchaser and CDL shall be entitled to equitable relief, including injunctive relief, and an equitable accounting of all earnings, profits or other benefits arising from such breach and shall be entitled to receive such other damages, direct or consequential, as may be appropriate. Neither Purchaser nor CDL shall be required to post any bond or other security in connection with any proceeding to enforce this Section 6.4.

                  (e)......All  of the  covenants  set forth in this Section 6.3 shall be construed as an agreement independent of any other provision of this Agreement, and the existence of any claim of the Shareholder against the Purchaser or CDL shall not constitute a defense to the enforcement of such covenants.

                  (f)......For  purposes  of  this  Section  6.3,  "Confidential
Information" consists of all information, knowledge or data relating to either of the Company including, without limitation, customer and supplier lists, formulae, trade know-how, processes, secrets, consultant contracts, pricing information, marketing plans, product development plans, business acquisition plans and all other information relating to the operation of such Company not in the public domain or otherwise publicly available. Information which enters the public domain or is publicly available loses its confidential status hereunder so long as neither the Shareholder nor his Affiliates, directly or indirectly, cause such information to enter the public domain.

         Section   6.4.......Guarantees.   The   Purchaser   will   relieve  the
Shareholder and his spouse of personal guarantee or co-maker obligations for any bank indebtedness or finance leasing obligations of the Company listed on
Schedule 6.4 within 90 days of the date hereof.

         Section  6.5.......Operations  of the Company in Cary,  North Carolina.
The Leased Real Property in Cary, North Carolina is owned by the Shareholder and his wife. The Shareholder and the Purchaser will negotiate a lease within 60 days have Closing permitting the Company to continue to use such facility containing the following material terms: 5 year lease term, $14.50 per square foot triple net and 6,000 square feet. The Shareholder also owns property used by the Company in Charlotte, North Carolina. The Shareholder and the Purchaser will negotiate a mutually acceptable lease for such premises within 60 days of closing at no higher than a fair market rental.

         Section 6.6.......Audited  Financial Statements of the Company; SEC and
Other Governmental Disclosure and Reporting Requirements. All fees and expenses incurred in connection with any audits of the financial statements of the Company, including without limitation the audited financial statements of the Company for the twelve months ended March 31, 1998, shall be the sole responsibility of the Shareholder.

         Section 6.7.......Certain Reporting Requirements.  Unless and until all of the shares which are or could be issued under the Notes (the "Underlying Shares") are sold or eligible for sale under Rule 144(k) of the SEC, CDL will remain current in filing all reports with the SEC necessary to allow transfer of the Underlying Shares if otherwise eligible for sale under Rule 144.

         Section  6.8.......Conduct  of  Business.  Until  July  31,  1999,  the
Purchaser will not make any material changes in the operation of the Seller from the manner it is currently being operated without the consent of the Shareholder (which consent shall not be unreasonably withheld or delayed) if such change would have a material adverse effect on the KBD EBIT, as defined on the One Year Note; provided however that the foregoing shall not impair CDL's and the Purchaser's right to manage its subsidiary except as expressly stated herein.


         Section  6.9.......Best  Efforts;  Further  Assurances.  Subject to the
terms and conditions herein provided, each of the parties hereto shall use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement. Each of the Company, the Shareholder, Purchaser and CDL will use their respective best efforts to obtain consents of all Governmental Authorities and third parties necessary to the consummation of the transactions contemplated by this Agreement. The Company and the Shareholder shall use their respective reasonable best efforts to assist Purchaser and CDL in connection with the fulfillment of any SEC disclosure, reporting or other governmental compliance obligation of Purchaser and CDL, including without limitation providing Purchaser and CDL with any financial and other information requested by Purchaser and CDL. In the event that at any time after Closing any further action is necessary to carry out the purposes of this Agreement, each of the Company, the Shareholder, Purchaser and CDL agree shall take all such action as may be required without any further consideration therefor.

         Section  6.10......Reservation  of Underlying  Shares.  The  authorized capital stock of CDL is 30,000,000 shares of common stock and 2,000,000 shares of preferred stock. Until such time as the Notes are no longer subject to conversion into shares of common stock of CDL, as provided by the Notes, CDL agrees to take such action as is necessary to ensure that an adequate number of shares of CDL are authorized, unissued and reserved for issuance upon conversion of the Notes (including, if necessary, increasing the authorized number of shares of common stock). CDL represents and warrants that as of the date hereof sufficient shares of authorized CDL common stock exist and have been reserved for issuance upon conversion of the entire principal amount of the Notes at the initial conversion price.

                                   ARTICLE VII

                               Closing Deliveries

         Section 7.1.......Mutual  Condition. The respective obligations of each party to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to Closing of the condition that no Governmental Authority of competent jurisdiction shall have (i) enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order which is in effect; or (ii) commenced or threatened any action or proceeding, which in either case would prohibit consummation of the transactions contemplated by this Agreement.

         Section  7.2.......Deliveries  by the Company and the Shareholder.  The
obligations of Purchaser and CDL to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment prior to or at Closing of each of the following conditions:

         (a) (i) All authorizations, consents, waivers, approvals or other actions required in connection with the execution, delivery and performance of this Agreement by the Company and the Shareholder and the consummation by the Company and the Shareholder of the transactions contemplated hereby shall have been obtained and shall be in full force and effect; (ii) the Company and the Shareholder shall have obtained any authorizations, consents, waivers, approvals or other actions required to prevent a material breach or default by the Company under any contract to which such Company is party or for the continuation of any agreement to which such Company is a party; and (iii) all authorizations, consents, waivers, approvals or other actions necessary to permit Purchaser to own the Company Shares shall have been obtained and shall be in full force and effect. By Closing, the Shareholder shall be deemed to have represented and warranted that such conditions have been fulfilled.

         (b) Prior to or at the Closing, (i) the Shareholder shall have delivered to the Company, as applicable, for cancellation the certificates representing the Company Common Stock, (ii) the Company shall have canceled such certificates, and (iii) the Company shall have issued to Purchaser new certificates representing the Company Common Stock registered in the name of Purchaser or as otherwise directed by it.

         (c) Prior to or at the Closing, the Shareholder and the Company shall have delivered such other closing documents as shall be requested by Purchaser and CDL in form and substance reasonably acceptable to counsel for Purchaser and CDL, including the following:

                  (i) a certificate of the Secretary or Assistant Secretary of the Company, dated the Closing Date, as to the incumbency of any officer of the Company executing this Agreement or any document related thereto and covering such other matters as Purchaser and CDL may reasonably request;

                  (ii) a certified copy of (1) the Certificate of Incorporation and by-laws of the Company and all amendments thereto, and (2) the resolutions of the Board of Directors of the Company authorizing the execution, delivery and consummation of this Agreement and the transactions contemplated hereby;

                  (iii) The Shareholder shall enter into an employment agreement (the "Employment Agreement") with Purchaser, which agreement shall be in substantially the same form as attached Exhibit D;

                  (iv) documents evidencing the Cary, North Carolina Lease and any required landlord consents to the Company's other real estate leases;

                  (v) an opinion of Howard, Stallings, Story, Wyche, From & Hutson, P.A., counsel to the Company and the Shareholder, dated the Closing Date, and substantially in the form attached as Exhibit E; and

                  (vi) such other documents or instruments as Purchaser and CDL reasonably requests to effect the transactions contemplated hereby.

         (d) Prior to or at the Closing, (i) the Company shall have received the written resignation of all directors and officers of each of the Company, effective as of the Closing, (ii) the Company, or the Shareholder, as the sole stockholders of the Company, shall have taken all action necessary to elect as successor directors and officers effective as of the Closing such persons as shall be directed by Purchaser and CDL, and (iii) Purchaser and CDL shall have received evidence satisfactory to it in its sole discretion of all of the foregoing.

         Section  7.3.......Deliveries by CDL and Purchaser.  The obligations of the Shareholder to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of each of the following conditions:

         (a) Prior to or at the Closing, Purchaser and CDL shall have delivered to the Shareholder such closing documents as shall be reasonably requested by the Shareholder in form and substance reasonably acceptable to its counsel, including the following:

                  (i) a certificate of the Secretary or Assistant Secretary of each of Purchaser and CDL, dated the Closing Date, as to the incumbency of any officer thereof executing this Agreement or any document related thereto and covering such other matters as the Shareholder may reasonably request;

                  (ii) a certified copy of the resolutions of the Board of Directors of Purchaser authorizing the execution, delivery and consummation of this Agreement and the transactions contemplated hereby and thereby;

                  (iii) the Shareholder shall have executed the Employment Agreement;

                  (iv) an opinion of Lowenstein Sandler PC, counsel to Purchaser and CDL, dated the Closing Date, and substantially in the form attached as Exhibit F;

                  (v) payment of the Cash Portion Purchase Price, as set forth in Section 2.2;

                  (vi)     delivery of the One Year Note and the Five Year Note;
         and

                  (vii) such other documents or instruments as the Shareholder reasonably requests to effect the transactions contemplated hereby.


                      ARTICLE VIII - Intentionally Omitted



                                   ARTICLE IX

           Survival of Representations and Warranties; Indemnification

         Section 9.1.......Survival of Representations and Warranties. Except as
set forth below, the representations and warranties provided for in this Agreement shall survive the Closing for three (3) years from the Closing Date for the benefit of the parties hereto and their successors and assigns. The representations and warranties provided for in Sections 3.13 and 3.15 shall survive the Closing and remain in full force and effect for the greater of five
(5) years or the applicable statute of limitations periods. The survival period of each representation or warranty as provided in this Section 9.1 is hereinafter referred to as the "Survival Period."

         Section 9.2.......Indemnification.

         (a) The Shareholder shall indemnify and hold harmless Purchaser, CDL, their respective Affiliates, officers, directors, employees, agents and representatives, and any Person claiming by or through any of them, against and in respect of any and all claims, costs, expenses, damages, liabilities, losses or deficiencies (including, without limitation, counsel's fees and other costs and expenses incident to any suit, action or proceeding) (the "Damages") arising out of, resulting from or incurred in connection with (i) any inaccuracy in any representation or the breach of any warranty made by the Shareholder or the Company in this Agreement for the applicable Survival Period, or (ii) the breach by Shareholder or the Company of any covenant or agreement to be performed by him or it hereunder or (iii) any tax or other material liabilities of the Company for periods prior to the Closing Date which were not accrued for on the June 30, 1998 balance sheet delivered pursuant to Section 3.8.

         (b) CDL and Purchaser shall indemnify and hold harmless the Shareholder, his Affiliates, and any Person claiming by or through him, against and in respect of any and all Damages arising out of, resulting from or incurred in connection with (i) any material inaccuracy in any representation or the breach of any warranty made by Purchaser or CDL in this Agreement for the applicable Survival Period, or (ii) the material breach by Purchaser or CDL of any covenant or agreement to be performed by it hereunder or (iii) any material liability of the Shareholder under a personal guarantee of the Company's business obligations.

         (c) Any Person providing indemnification pursuant to the provisions of this Section 9.2 is hereinafter referred to as an "Indemnifying Party" and any Person entitled to be indemnified pursuant to the provisions of this Section 9.2 is hereinafter referred to as an "Indemnified Party."

         Section 9.3.......Procedures for Third Party Claims. In the case of any claim for indemnification arising from a claim of a third party (a "Third Party Claim"), an Indemnified Party shall give prompt written notice to the Indemnifying Party of any claim or demand which such Indemnified Party has knowledge and as to which it may request indemnification hereunder. The Indemnifying Party shall have the right to defend and to direct the defense against any such Third Party Claim, in its name or in the name of the Indemnified Party, as the case may be, at the expense of the Indemnifying Party, and with counsel selected by the Indemnifying Party unless (i) such Third Party Claim seeks an order, injunction or other equitable relief against the Indemnified Party (in which case the Indemnified Party may defend against such injunctive or equitable relief without affecting its claim for indemnification hereunder), or (ii) the Indemnified Party shall have reasonably concluded that the Indemnified Party has one or more defenses not available to the Indemnifying Party (in which case the Indemnified Party shall nonetheless permit the Indemnifying Party to have meaningful participation in the litigation). Notwithstanding anything in this Agreement to the contrary, the Indemnified Party shall, at the expense of the Indemnifying Party, cooperate with the Indemnifying Party, and keep the Indemnifying Party fully informed, in the defense of such Third Party Claim. The Indemnified Party shall have the right to participate in the defense of any Third Party Claim with counsel employed at its own expense; provided, however, that, in the case of any Third Party Claim described in clause (i) or (ii) of the second preceding sentence or as to which the Indemnifying Party shall not in fact have employed counsel to assume the defense of such Third Party Claim, the reasonable fees and disbursements of such counsel shall be at the expense of the Indemnifying Party. The Indemnifying Party shall have no indemnification obligations with respect to any Third Party Claim which shall be settled by the Indemnified Party without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed.

         Section  9.4.......Procedures for Inter-Party Claims. In the event that an Indemnified Party determines that it has a claim for Damages against an Indemnifying Party hereunder (other than as a result of a Third Party Claim), the Indemnified Party shall give prompt written notice thereof to the Indemnifying Party, specifying the amount of such claim and any relevant facts and circumstances relating thereto. The Indemnified Party shall provide the Indemnifying Party with reasonable access to its books and records for the purpose of allowing the Indemnifying Party a reasonable opportunity to verify any such claim for Damages. The Indemnified Party and the Indemnifying Party shall negotiate in good faith regarding the resolution of any disputed claims for Damages. Promptly following the final determination of the amount of any Damages claimed by the Indemnified Party, the Indemnifying Party shall pay such Damages to the Indemnified Party by wire transfer or check made payable to the order of the Indemnified Party, without interest. In the event that the Indemnified Party is required to institute legal proceedings in order to recover Damages hereunder, the cost of such proceedings (including costs of investigation and reasonable attorneys' fees and disbursements) shall be added to the amount of Damages payable to the Indemnified Party.

         Section 9.5.......Right of Set-Off.  Subject to Section 9.6, Purchaser,
the Company and CDL shall have the right to set-off, against any amount which may be owed by the Company, Purchaser and/or CDL to the Shareholder (including but not limited to amounts due under the Notes) any amount owed to Purchaser, and/or the Company by the Shareholder pursuant to this Agreement or otherwise. This Section 9.5 shall not be construed so as to afford Purchaser and CDL any rights of set-off with respect to the One Year Note except as provided in such Note.

         Section   9.6.......Limits  on  Indemnification.   Notwithstanding  the
foregoing, no claim for indemnification or setoff shall be made hereunder with respect to the first $50,000 of losses suffered by either CDL, Purchaser or the Company on the one hand, or the Shareholder, on the other. No right of set-off may be exercised or allowed with respect to a Note once the Note has been converted into Common Stock.


                                    ARTICLE X

                                  Miscellaneous

         Section 10.1......Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile or sent by certified, registered or express air mail, postage prepaid, and shall be deemed given when so delivered personally, or by facsimile, or if mailed, five days after the date of mailing, as follows:

If to the Purchaser or CDL:                 380 Allwood Road
                                            Clifton, New Jersey 07021
                                            Telephone: (973) 471-1005
                                            Facsimile: (973) 471-5519
                           Attention: Mark Carlesimo, General Counsel

With a copy to:   Lowenstein Sandler PC
                                            65 Livingston Avenue
                                            Roseland, New Jersey 07068
                                            Telephone: (973) 992-8700
                                            Facsimile: (973) 992-5820
                                      Attention: Alan Wovsaniker, Esq.

If to the Shareholder:                      Mr. David Chesney
                                            1605 Dunblane Court
                                            Cary, North Carolina 37511
                                            Telephone: 919-362-9826

With a copy to:   Howard, Stallings, Story, Wyche, From & Huston, P.A.
                                            P.O. Box 12347
                                            4000 West Chase Boulevard
                                            Suite 400
                                            Raleigh, North Carolina 27605
                                            Telephone:  (919) 821-7700
                                            Facsimile:   (919) 821-7703
                                            Attention:  E. Cader Howard, Esq.

or to such other address as any party hereto shall notify the other parties hereto (as provided above) from time to time.

         Section 10.2. Expenses. Regardless of whether the transactions provided for in this Agreement are consummated, each party hereto shall pay its own expenses incident to this Agreement and the transactions contemplated herein.

         Section 10.3. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New Jersey, without reference to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the non-exclusive jurisdiction of the courts of the State of New Jersey and the United States District Court for the District of New Jersey for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         Section 10.4. Assignment; Successors and Assigns; No Third Party Rights. Except as otherwise provided herein (or in the Note), this Agreement may not be assigned by operation of law or otherwise, and any attempted assignment shall be null and void. Purchaser and CDL may assign all of their respective rights under this Agreement to any Affiliate; provided such Affiliate assumes all of the obligations of the respective obligations of the Purchaser and CDL hereunder and CDL and Purchaser remain liable on all of their obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns and legal representatives. This Agreement shall be for the sole benefit of the parties to this Agreement and their respective heirs, successors, assigns and legal representatives and is not intended, nor shall be construed, to give any Person, other than the parties hereto and their respective heirs, successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.

         Section 10.5. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

         Section 10.6. Titles and Headings; Schedules. The headings and table of contents in this Agreement are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

         Section 10.7. Entire Agreement. This Agreement, including the Schedules and Exhibits attached thereto, constitutes the entire agreement among the parties with respect to the matters covered hereby and supersedes all previous written, oral or implied understandings among them with respect to such matters.

         Section 10.8. Amendment and Modification. This Agreement may only be amended or modified in writing signed by the party against whom enforcement of such amendment or modification is sought.

         Section 10.9. Public Announcement. Except with respect to filings required by the SEC to be made Purchaser and CDL and as may be otherwise required by law, the Company and the Shareholder, on the one hand, and Purchaser and CDL, on the other hand, shall not issue any press release or otherwise publicly disclose this Agreement or the transactions contemplated hereby or any dealings between or among the parties in connection with the subject matter hereof without the prior approval of the other. In the event that any such press release or other public disclosure shall be required, the party required to issue such release or other disclosure shall consult in good faith with the other party hereto with respect to the form and substance of such release or other disclosure prior to the public dissemination thereof.

         Section 10.10. Waiver. Any of the terms or conditions of this Agreement may be waived at any time by the party or parties entitled to the benefit thereof, but only by a writing signed by the party or parties waiving such terms or conditions.

         Section 10.11. Severability. The invalidity of any portion hereof shall not affect the validity, force or effect of the remaining portions hereof. If it is ever held that any restriction hereunder is too broad to permit enforcement of such restriction to its fullest extent, such restriction shall be enforced to the maximum extent permitted by law.


         Section 10.12. No Strict Construction. Each of the parties to this Agreement acknowledge that this Agreement has been prepared jointly by the parties hereto, and shall not be strictly construed against any party.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                       KBD SERVICES, INC.

                                       By:_/s/ David L. Chesney
                                       Name:David L. Chesney
                                       Title:   President


                                       /s/ David L. Chesney
                                       David L. Chesney

                                       SILVER STAR EXPRESS, INC.

                                       By:  /s/ Mark Carlesimo
                                       Name:  Mark Carlesimo
                                       Title:  Vice President

                                       CONSOLIDATED DELIVERY & LOGISTICS, Inc.

                                       By:  /s/ Albert W. Van Ness, Jr.
                                       Name:  Albert W. Van Ness, Jr.
                                       Title:  Chairman

                                                  -iii-
                                            TABLE OF CONTENTS

                                     Article I - Certain Definitions

Section 1.1.        Certain Definitions.....................................1
Section 1.2.        Interpretation..........................................4

                      Article II - Purchase and Sale of Stock; Additional
                                           Covenants

Section 2.1.        Purchase and Sale of Stock..............................4
Section 2.2.        Purchase Price..........................................4
Section 2.3.        Balance Sheet Adjustment; Retained Liabilities..........5
Section 2.4.        Closing.................................................5

                    Article III - Representations and Warranties Regarding the
                                         Company

Section 3.1.        Organization and Qualification of the Company...........6
Section 3.2.        Authorization...........................................6
Section 3.3.        Non-contravention.......................................6
Section 3.4.        No Consents.............................................6
Section 3.5.        Capitalization..........................................7
Section 3.6.        Personal Property.......................................7
Section 3.7.        Leased Real Property....................................7
Section 3.8.        Financial Statements.......................... .........7
Section 3.9.        Absence of Certain Developments.........................7
Section 3.10.       Governmental Authorizations; Licenses; Etc..............8
Section 3.11.       Litigation..............................................9
Section 3.12.       Undisclosed Liabilities.................................9
Section 3.13.       Taxes...................................................9
Section 3.14.       Insurance...............................................9
Section 3.15.       Environmental Matters...................................9
Section 3.16.       Employee Matters.......................................10
Section 3.17.       Employee Benefit Plans.................................11
Section 3.18.       Proprietary Rights.....................................11
Section 3.19.       Accounts Receivable ...................................12
Section 3.20.       Contracts..............................................12
Section 3.21.       Customers and Suppliers................................13
Section 3.22.       Books and Records......................................13
Section 3.23        Net Worth of the Company...............................14
Section 3.24.       Brokers................................................14
Section 3.25.       Full Disclosure........................................14

                  Article IV - Representations and Warranties Regarding the
                                          Shareholder

Section 4.1.        Authorization..........................................14
Section 4.2.        Non-contravention......................................14
Section 4.3.        No Consents............................................15
Section 4.4.        Ownership of the Company's Shares.............   ......15
Section 4.5.        Brokers................................................15
Section 4.6.        Full Disclosure........................................15

                  Article V - Representations and Warranties Regarding Purchaser
                                      and CDL

Section 5.1.        Organization...........................................15
Section 5.2.        Authorization.................................... .....16
Section 5.3.        Non-contravention......................................16
Section 5.4.        No Consents............................................16
Section 5.5.        Brokers................................................16
Section 5.6         SEC Documents..................................... ....16

                                  Article VI - Covenants and Agreements

Section 6.1.        Access and Information.................................16
Section 6.2.        Transfer and Other Taxes...............................17
Section 6.3.        Non-Competition and Confidentiality Agreement.  .......17
Section 6.4.        Guarantees.............................................18
Section 6.5.        Operations of the Company in Cary, North Carolina......18
Section 6.6.        Audited Financial Statements; SEC Disclosure...........19
Section 6.7.        Certain Reporting Requirements.........................19
Section 6.8.        Conduct of Business....................................19
Section 6.9.        Best Efforts; Further Assurances.......................19
Section 6.10.       Reservation of Underlying Shares.......................19

                                     Article VII - Closing Deliveries

Section 7.1.        Mutual Condition.......................................20
Section 7.2.        Deliveries by the Company and the Shareholder..........20
Section 7.3.        Deliveries by CDL and Purchaser........................21

                                   Article VIII - Intentionally Omitted

                 Article IX - Survival of Representations and Warranties;
                                        Indemnification

Section 9.1.        Survival of Representations and Warranties.............22
Section 9.2.        Indemnification........................................22
Section 9.3.        Procedures for Third Party Claims......................23
Section 9.4.        Procedures for Inter-Party Claims.................. ...23
Section 9.5.        Right of Set-Off.......................................24
Section 9.6.        Limits on Indemnification..............................24

                                        Article X - Miscellaneous

Section 10.1.       Notices................................................24
Section 10.2.       Expenses...............................................25
Section 10.3.       Governing Law; Consent to Jurisdiction.................25
Section 10.4.       Assignment; Successors and Assigns; No Third Party
                       Rights..............................................26
Section 10.5.       Counterparts...........................................26
Section 10.6.       Titles and Headings; Schedules.........................26
Section 10.7.       Entire Agreement.......................................26
Section 10.8.       Amendment and Modification........................ ....26
Section 10.9.       Public Announcement....................................26
Section 10.10.     Waiver..................................................26
Section 10.11.     Severability............................................27
Section 10.12.     No Strict Construction..................................27

                                                Schedules

Schedule 3.1        Foreign Qualifications of the Company
Schedule 3.4        Consents
Schedule 3.6        Encumbrances
Schedule 3.7        Leased Real Property
Schedule 3.9        Certain Developments
Schedule 3.11       Litigation
Schedule 3.13       Tax Contests
Schedule 3.14       Insurance
Schedule 3.15       Environmental Matters
Schedule 3.16       Employee Matters
Schedule 3.17       Employee Benefit Plans
Schedule 3.18       Proprietary Rights
Schedule 3.19       Accounts Receivable
Schedule 3.20       Contracts
Schedule 3.21       Customers and Suppliers
Schedule 6.4        Personal Guarantees

                                                 Exhibits

Exhibit A           Form of Five Year Note
Exhibit B           Form of One Year Note
Exhibit C           Form of Employment Agreement
Exhibit D           Form of Opinion of Counsel to the Company and the
                      Shareholder
Exhibit E           Form of Opinion of Counsel to Purchaser and CDL

Exhibit 10.2

                  This Note has been, and any shares issued upon conversion pursuant to the terms hereof ("Underlying Shares") will be, acquired for investment and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended ("Act"). This Note, and any securities issued upon conversion pursuant to this Note, have not been registered under the Securities Act of 1933, or any state securities law, and may be offered and sold only if registered pursuant to the provisions of that Act or those laws or if an exemption from registration is available.

                  Notwithstanding any other provisions contained herein, no transfer of this security, the Underlying Shares, or of any interest in either thereof shall be made unless the conditions specified in Article Four hereof have been fulfilled.

                  TRANSFER IS ALSO RESTRICTED BY SECTION 6.04.

                                    7% SUBORDINATED CONVERTIBLE NOTE DUE 2003
                                     OF CONSOLIDATED DELIVERY & LOGISTICS, INC.

Registered Holder:    David L. Chesney
                                                           August 5, 1998

Address:              P.O. Box 1334                               No. N-1
                      Cary, NC  27512

Principal Amount:     $1,460,000                     Clifton,  New Jersey

Due:                  August 5, 2003

                  FOR VALUE RECEIVED, CONSOLIDATED DELIVERY & LOGISTICS, INC., a Delaware corporation (hereinafter called the "Company"), hereby promises to pay to the holder above named (herein called the "Holder"), or his registered assign(s), the principal sum above stated on August 5, 2003 and to pay interest thereon at the rate of seven percent (7%) per annum from the date hereof. Interest shall be computed on the balance of principal outstanding from time to time, and payable quarterly, beginning on October 1, 1998.

                  Both principal hereof and interest thereon are payable in lawful money of the United States of America at the Holder's address above or such other address as the Holder shall designate in writing delivered to the Company from time to time. Prior to any sale or other disposition of this Note, the Holder will endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon.

PREPAYMENT

                  The Company may prepay this debt, in whole or in part, without premium or penalty at any time on and after the "Trigger Date" (as defined below) and from time to time thereafter in its discretion; provided that it gives the Holder ten (10) days advance written notice of its intent to prepay; during which period the Holder may exercise its conversion rights.


                                   ARTICLE ONE

                                  SUBORDINATION

                  Anything contained herein to the contrary notwithstanding, the indebtedness evidenced by this Note shall be fully subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Debt of the Company, including, without limitation, all indebtedness due to any bank, trust company, or similar financial institution (hereinafter a "bank"), direct or indirect, absolute or contingent, due or to become due, whether now outstanding or hereafter created, and any and all renewals of the foregoing by operation of law or otherwise. (Such indebtedness of the Company to which the indebtedness evidenced by this Note and the interest thereon is subordinate and junior being sometimes hereinafter referred to as "Senior Debt" and also includes without limitation all debt or financing from time to time arranged by First Union Commercial Corporation or any other bank for working capital, acquisition financing, capital improvements or the like).

                                    (i)  In  the  event  of  any  insolvency  or
                  bankruptcy  proceedings,  and any  receivership,  liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, and in the event of any execution sale, then the holders of Senior Debt shall be entitled to receive payment in full of all principal of, and premium on and interest on all Senior Debt (including any such interest which may accrue after the commencement of any such proceedings) before the Holder of this Note is entitled to receive any further payment on account of principal of or premium, if any, on this Note, and to that end the holders of Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect to this Note except with respect to interest payments.

                                    (ii) The  Company  shall not be  required to
                  make, directly or indirectly, and the Holder shall not be entitled to accept, receive (directly or indirectly) or retain, any payment or prepayment of principal or premium hereunder if and so long as a payment default under the terms of any Senior Debt shall have occurred and shall be continuing.

                                    (iii)  In  the  event   that  this  Note  is
                  declared due and payable before its expressed maturity because of the occurrence of a default hereunder (under circumstances when the provisions of clause (i) above shall not be applicable), and within 90 days of such declaration, the holders of the Senior Debt accelerate the indebtedness evidenced by such Senior Debt, the holders of all Senior Debt shall be entitled to receive payment in full of all principal and interest on all Senior Debt (including any such interest which may accrue after the commencement of any proceedings referred to in clause (i) above) before the Holder of this Note shall receive any further payment on account of the principal of or premium, if any, on this Note.

                  Unless an event described in (i), (ii) or (iii) above shall occur, principal of and accrued interest on this Note shall be payable as provided on the first page; and in the event the payment is suspended as provided in (i), (ii) or (iii) above, any amount previously received by the Holder hereof prior to the effective date of such event and payable to the Holder in accordance with the terms hereof shall be and remain the property of the Holder, the subordination provisions being intended only to affect payments due after an event described in (i), (ii) or (iii).

                  In case cash, securities or other property otherwise payable or deliverable to the Holder of this Note shall have been applied pursuant to the provisions of this Note to the payment of Senior Debt in full, then and in each such case, the holder or holders of the Senior Debt at the time any payments or distributions are received by such holder(s) of Senior Debt in excess of the amount sufficient to pay all Senior Debt in full, (a) shall pay over such excess to the Holder of this Note and (b) the Holder of this Note shall be subrogated to any rights of any holder(s) of Senior Debt to receive any further payments or distributions applicable to the Senior Debt, until this Note shall have been paid in full. Senior Debt shall not be considered to be paid in full unless and until all of the obligations which constitute a part of Senior Debt have been paid in full.

                  In furtherance of such subordination, the Holder of this Note hereby grants to the holder(s) of the Senior Debt irrevocable authority, after any default in the payment of any amounts due on the Senior Debt or in any event specified in clauses (i), (ii) or (iii) above, to demand, collect, file proofs of claim with respect to, receive and take any and all proceedings for the recovery of any and all monies due or to become due on account of this Note.

                  No present or future holder of Senior Debt shall be prejudiced in his right to enforce subordination of this Note by any act or failure to act on the part of the Company. The subordination provisions of this Note are solely for the purpose of defining the relative rights of the holder(s) of Senior Debt on the one hand and the Holder of this Note on the other hand, and nothing herein shall impair as between the Company and the Holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the Holder hereof the principal hereof and premium, if any, and interest hereon in accordance with its terms, nor shall anything herein prevent the Holder of this Note from declaring the Note to be due and payable before its expressed maturity because of the occurrence of a default hereunder or, in connection therewith, from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of holders of Senior Debt (as defined herein) to cash, securities or other property otherwise payable or deliverable to the Holder of this Note.

                  In furtherance of this Subordination the Holder(s) agree to execute and deliver any and all documents requested by the Company for delivery to its creditors (in the form as requested by such creditors) in order to implement or verify this Subordination.


                                   ARTICLE TWO

                                EVENTS OF DEFAULT

                  If any of the following events of default (each, an "Event of Default") shall occur, the Holder hereof, at its option, may declare all sums of principal and accrued interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable.

                  2.01 Events of Default

                  For purposes of this instrument, an Event of Default will be deemed to have occurred if:

                                    (a)  the  Company  shall  fail  to  pay  any
                  installment of principal or interest on this Note or any other
                  Note issued by the Company to the Holder and such non-payment shall continue for a period of fifteen (15) days from the date due; or

                                    (b) a receiver, liquidator or trustee of the
                  Company or of any property of the Company, shall be appointed by court order; or the Company shall be adjudged bankrupt or insolvent; or any of the property of the Company shall be sequestered by court order; or a petition to reorganize the Company under any bankruptcy, reorganization or insolvency law shall be filed against the Company and shall not be dismissed within 60 days after such filing; or

                                    (c) the  Company  shall file a  petition  in
                  voluntary bankruptcy or requesting reorganization under any provision of any bankruptcy, reorganization or insolvency law or shall consent to the filing of any petition against it under any such law; or

                                    (d)  the  Company  shall  make a  formal  or
                  informal assignment for the benefit of its creditors or admit in writing its inability to pay its debts generally when they become due or shall consent to the appointment of a receiver, trustee or liquidator of the Company or of all or any part of the property of the Company; or

                                    (e) the  holder  of any  Senior  Debt  shall
                  accelerate payment of such Senior Debt following an event of default under such Senior Debt.

                  2.02  Remedies on Default

                  If an Event of Default shall have occurred, in addition to its rights and remedies under this Note, and any other instruments, the Holder may at its option by written notice to the Company declare all indebtedness to Holder hereunder to be due and payable, whereupon the same shall forthwith mature and become due and payable together with interest accrued thereon, without any further notice to and without presentment, demand, protest or notice of protest, all of which are hereby waived. In addition, after an Event of Default, interest shall be payable hereunder at the rate of nine percent (9%) per annum.

                  Subject to the rights of holders of Senior Debt, the Holder may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceedings, including, without limitation, action for the specific performance of any agreement contained herein or in any other instrument, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any right, power or remedy granted hereby or by law, equity or otherwise.


                                  ARTICLE THREE

                         CONVERSION PRIVILEGE/OBLIGATION

                  The Company hereby grants to the Holder of this Convertible Note the right to convert this Note into fully paid and non-assessable shares of the Company's Common Stock, $.001 par value (the "Common Stock"), at the "Conversion Price" per share. The "Conversion Price" is defined as Six Dollars and 00/100 ($6.00). The right to convert may be exercised by the Holder at any time after the date hereof up to and including, July 1, 2003, except as provided herein. The number of shares of Common Stock into which this Note may be converted shall be determined by taking (a) the sum of (1) the principal amount of this Note, namely $1,460,000, and (2) any interest due and unpaid from the date of issue to the date of purchase, and dividing said sum by (b) the Conversion Price, which Conversion Price is subject to adjustment as provided in
Section 3.06 below.  The right to convert may only be exercised  with respect to
(a) the entire amount due on the Note at the exercise date less $200,000 from the date hereof through July 1, 2003 and (b) the entire amount due on the Note at the exercise date if the exercise date is after July 1, 2003. The amount and kind of securities purchasable pursuant to the rights granted hereby and the purchase price for such securities are subject to adjustment as provided hereunder. The right to convert may be exercised notwithstanding any limitation on the Holder's ability to receive payments pursuant to Article One-Subordination.

                  The Company also shall have the right to convert this Note into fully paid and non-assessable shares of Common Stock at any time after the Trigger Date at the Conversion Price per share, in accordance with the formula provided above. The Company may convert all or any part of the amount due on the Note.

                  For purposes of this Note, the "Trigger Date" shall mean the first business day after the date on which the average of the closing sales prices as reported by the National Association of Securities Dealers over a 30 consecutive trading day period (which 30 day period begins after the date hereof) equals or exceeds the Conversion Price. "Trading day" is defined as a day on which trades may be made on the Nasdaq National Market.

                  3.01 Whole Shares. Upon conversion, only whole shares shall be issued. Any remainder due hereunder which is insufficient to purchase a whole share of Common Stock shall be paid by the Company in cash.

                  3.02  Exercise Procedure.

                  (a) The Conversion privilege shall be deemed to have been exercised (the "Exercise Time") when either (x) the Company shall have received from the Holder all of the following:

                                    (i) a properly  completed  Exercise
                 Agreement in form annexed hereto executed by the person exercising such conversion privilege; and

                                    (ii)  this Note; and

                                    (iii) if this Note  shall not be  registered
                  in the name of the person exercising such conversion privilege, an assignment or assignments as described in
                  Section 3.04 hereof evidencing an assignment of such Note to the person exercising the same, in which case the Holder shall comply with Article Four hereof and submit proof, including opinions of Holder's counsel, that the assignment and exercise comply with all federal and state securities laws.

or (y) the Company shall have delivered to the Holder its notice of exercise in writing. Upon receipt of such notice, the Holder shall immediately deliver this Note to the Company. Exercise of the Company's conversion privilege shall be effective notwithstanding any failure or delay of the Holder on delivering the Note to the Company, and no interest shall accrue hereunder after the Company sends Holder its notice of exercise of the conversion privilege.

                  (b) Certificates for the underlying shares acquired shall be delivered to the Holder within 20 days after the Exercise Time (or the date of delivery of the Note to the Company, if later).

                  (c) If the Note is converted in part prior to July 1, 2003, the Company shall so note in its records.

                  3.03 Exercise Agreement. The Exercise Agreement shall be in the form set forth at the end of this Note. If the Conversion Shares are not to be issued in the name of the persons to whom the Note is registered, such Agreement shall also state the name of the persons to whom the certificates for the Conversion Shares are to be issued. Such Exercise Agreement shall be dated the actual date of execution thereof.

                  3.04 Assignment. The Assignment shall be in the form set forth at the end of this Note and shall provide that the person executing the same thereby sells, assigns and transfers to the person(s) named therein the rights evidenced by this Note to purchase the number of the underlying shares stated therein. Such Assignment shall be dated the actual date of execution thereof. The Assignee shall be required to provide the Company with proof of compliance with all applicable federal and state securities laws.

                  3.05 Authorization and Issuance of Conversion Shares. The Company covenants and agrees that:

                  (a) The Underlying Shares issuable upon any exercise of the conversion privilege shall be deemed to have been issued to the person exercising such privilege at the Exercise Time, and the person exercising such privilege shall be deemed for all purposes to have become the record holder of such Underlying Shares at the Exercise Time.

                  (b) All Underlying Shares which may be issued upon any whole or partial exercise will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (c) The Company will take all such action as may be necessary and reasonably within its powers to assure that all underlying shares issuable upon exercise may be issued without violation of any applicable law or regulation. The Company will not take any action which would result in any adjustment of the Conversion Price if the total number of Common Shares issuable after such action upon exercise of the conversion privilege in full, together with all Common Shares then outstanding and all Common Shares then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of Common Shares then authorized by the Company's Certificate of Incorporation.

                  (d) The issuance of certificates for the Underlying Shares upon exercise of the conversion privilege shall be made without charge to the registered Holder(s) thereof for any issuance tax in respect thereof or other costs incurred by the Company in connection with the exercise and the related issuance of the underlying shares.

                  3.06 Anti-dilution. The Conversion Price shall be adjusted, to the nearest cent, from time to time, only to the following extent:

                  (a) Whenever after the date hereof the Company shall (i) declare and pay a dividend to the holders of its shares of common stock in shares of its common stock, or in other securities immediately convertible into shares of common stock, (ii) split the outstanding shares of its common stock into a greater number of outstanding shares of common stock, or (iii) combine the outstanding shares of its common stock into a smaller number of outstanding shares of common stock, the maximum number of shares that the Holder shall be entitled to convert and/or purchase shall be adjusted so that the Holder of this Note shall thereafter be entitled to receive upon conversion of the entire initial indebtedness represented hereby that number of shares of common stock which he would have held had the entire initial indebtedness of this Note been converted immediately prior to the effective date of such action and had that action been effectuated with respect to those converted shares. In any such event the Conversion Price will be altered accordingly so that any conversion taking place after any event described in (i), (ii), and/or (iii) above may be accomplished at the same cost that would have obtained had the shares been converted immediately prior to such action. For purposes of this subparagraph
(a), the effective date for any stock dividend referred to in clause (i) above shall be deemed to be the record date fixed for the determination of the holders of common stock entitled to receive such dividend.

                  (b) In the case after the date hereof of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation of the Company with or merger of the Company into another corporation or the conveyance of all or substantially all of the properties and assets of the Company to another corporation, adequate provision shall be made whereby this Note shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of common stock of the Company deliverable upon conversion of this Note immediately prior to such reorganization, reclassification, consolidation, merger or conveyance would have been entitled upon consummation of such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the board of directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests of the holder of this Note to the end that such provisions (including, without limitation, the provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, to the shares of stock or other securities or property thereafter deliverable upon the conversion of this Note.


                                  ARTICLE FOUR

                            RESTRICTIONS ON TRANSFER

                  The Holder, by acceptance hereof, acknowledges that it understands that the Company will rely upon the representations set forth herein in issuing the Note and the Underlying Shares, if any, without registration under the Act, the New Jersey Uniform Securities Law, or any other state securities law.

                  Accordingly, the Holder, by acceptance of the Note, represents and warrants that this offering is being made pursuant to the exemption from registration with the Securities and Exchange Commission ("SEC") afforded by Sections 3(b) and/or 4(2) of the Act relating to transactions by an issuer not involving any public offering. The Holder understands that the Company has no present intention, and is under no obligation to, register the Note or the Underlying Shares under the Act, or any applicable state law, except as set forth in Article Five hereof.

                  The Holder understands that due to lack of registration, the Note and the Underlying Shares will be restricted securities, that the holder must bear the economic risk of the investment for an indefinite period, that the Note and the Underlying Shares may not be sold, pledged or otherwise disposed of unless they are registered under the Act and any applicable state securities law, or an exemption from such laws is available and the Company is supplied with an opinion of counsel to the Holder, satisfactory to the Company, that registration is not required under any of such laws, and in the opinion of counsel for the Company, such sale, transfer, or pledge will not cause the Company to fail to be in compliance with the exemption provisions under which the Note or the Underlying Shares were issued.

                  The Holder has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks of the prospective investment.

                  The Holder is able to bear the economic risk of this investment. An investment in the Note and the Underlying Shares is suitable for the Holder in light of its financial position and investment objectives, with full knowledge that this investment could result in a complete loss. The Holder recognizes that the Note represents a HIGH-RISK, SPECULATIVE INVESTMENT and that there is no assurance that any return will be received thereon. The Holder can afford a total loss of this investment.

                  The Note is being, and the Underlying Shares will be, purchased for the Holder's own account for investment purposes and not with a view to the resale or distribution thereof by the Holder.

                  The  Holder   understands   that  a   restrictive   legend  in
substantially  the  following  form  shall  be  placed  on  the   certificate(s)
representing the Underlying Shares:

                           "The shares  represented by this certificate have not
                  been registered under the Securities Act of 1933, as amended ("Act"). Such shares have been acquired for investment and may not be publicly offered or sold in the absence of (1) an effective registration statement for such shares under the Act; (2) opinions of counsel to the Company and to the holder hereof and presented to the Company prior to any proposed transfer to the effect that registration is not required under the Act; or (3) a letter presented to the Company, prior to any proposed transfer, from the staff of the Securities and Exchange Commission, to the effect that it will not take any enforcement action if the proposed transfer is made without registration under the Act."

                  Except as set forth in the Stock Purchase Agreement dated this date (including the "SEC Documents" referred to therein), no representations or warranties have been made to the Holder by the Company. In entering into this transaction, the Holder is not relying upon any information, other than that set forth in the Stock Purchase Agreement, including the SEC Documents.


                                  ARTICLE FIVE

                               REGISTRATION RIGHTS

                  The Company agrees to file a registration statement on Form S-3 with the Securities and Exchange Commission ("Commission") under the Securities Act covering the shares of Common Stock into which this Note may be converted (i.e., the Underlying Shares) within ninety (90) days after the date hereof; and use its best efforts to cause such registration statement to become effective as soon as possible thereafter and to remain effective until the Underlying Shares are disposed of by the Shareholder or, if the Note is satisfied without conversion of any part of it into Underlying Shares, until the date of such satisfaction. The Company agrees to provide an opinion of counsel to each broker or underwriter effecting a sale of the Underlying Shares confirming that the sale of such Underlying Shares may be made pursuant to the registration statement. The Company also agrees to comply, at its expense, with any prospectus delivery requirements applicable to the sale of the Underlying Shares pursuant to the registration statement. The Company shall not be obligated to cause to become effective more than one registration statement with respect to the Underlying Shares.

                  At any time and from time to time, the Holder agrees without further consideration, to take such actions and to execute and deliver such documents as may be reasonably requested by the Company in order to effectuate the purposes of this Article Five including, without limitation, supplying information with respect to the Holder that may be necessary or required for inclusion in the registration statement. In the event that such information or other material requested by the Company is not provided to the Company within a reasonable period of time following delivery of written notice requesting such information, then the Company's obligations under this Article Five shall be suspended as to such Holder.

                  The Company will take such other actions reasonably requested by the Holder and any underwriter it engages to affect the sale of the Underlying Shares so as to comply with state securities laws applicable to the sale of the Underlying Shares pursuant to the registration statement.

                  The Company will pay all expenses incurred in complying with Article Five hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), reasonable fees and disbursements of counsel to the Company, securities law and blue sky fees and expenses (except where such payment is prohibited by law or applicable regulation). All underwriting discounts and selling commissions applicable to the sales of the Underlying Shares and any state or federal transfer taxes payable with respect to the sales of the Underlying Shares and all fees and disbursements of counsel for the Holder, if any, in each case arising in connection with registration of the Underlying Shares under Article Five hereof, shall be payable by the Holder.

                  If the conversion of the Note is made pursuant to a notice that stipulates that it is to be effected in connection with an underwritten offering of the Underlying Shares registered pursuant to this Article, the conversion notice (or Exercise Agreement) may be conditioned upon the closing with the underwriter for the sale of the Underlying Securities pursuant to such offering to the extent permitted by the SEC and applicable securities laws, in which case the Holder shall not be deemed to have converted any portion of such Note until immediately prior to the closing of the sale of securities upon a firm commitment to buy.

                  The Company agrees to indemnify the Shareholder and hold him harmless from any loss, claim or liability of any nature arising out of any allegation or finding of an untrue statement of material fact contained in the registration statement (including for the purpose of this agreement any prospectus and all documents incorporated by reference), or of the omission of a material fact required to be stated in the registration statement or necessary to make the statements therein, in the light in which they were made, not misleading. This indemnity shall not apply to any loss, claim or liability to the extent arising from the information furnished to the Company by the Shareholder for use in the registration statement, or any misrepresentation made by the Shareholder for which the Company would not otherwise be required to indemnify the Shareholder under this paragraph. The Shareholder agrees to indemnify the Company for any loss, claim or liability of any nature arising out of any allegation or finding of an untrue statement of material fact contained in the registration statement which was provided to the Company by the Shareholder in writing.

                                   ARTICLE SIX

                                  MISCELLANEOUS

                  6.01 Failure or Delay Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  6.02 Notices. Any notice herein required or permitted to be given shall be given by federal express or similar overnight courier or by same day courier service or by certified mail, return receipt requested, if to the Holder, at the address set forth on the first page hereof, or,

If to the Company:

Consolidated Delivery & Logistics, Inc., 380 Allwood Road, Clifton, New Jersey 07012, Attn: General Counsel.

                  6.03 Amendments. The term "Note" or "this Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed or, if later amended or supplemented, then, as so amended or supplemented.

                  6.04 Assignability. This Note shall be binding upon the Company, its successors and assigns, and shall inure to the benefit of Holder, its successors and assigns. Except as expressly permitted herein, this Note may not be transferred or assigned prior to July 2, 2003. This is the Five Year Note issued pursuant to a Stock Purchase Agreement dated this date among the Company, the Holder and others, the terms of which are incorporated herein, including the rights of offset of the Company and its Silver Star Express subsidiary.

                  6.05 Governing Law. This Note has been executed in and shall be governed by the laws of the State of New Jersey.

                  6.06 No Personal Liability. No officer, director, shareholder, employee, consultant or agent of the Company shall be personally liable for repayment of this Note.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer and its corporate seal to be affixed hereto.

                               CONSOLIDATED DELIVERY & LOGISTICS, INC.



                               By: /s/ Albert W. Van Ness, Jr.
                                  Albert W. Van Ness, Jr., Chairman

Exhibit 10.3

                  This Note has been, and any shares issued upon conversion pursuant to the terms hereof ("Underlying Shares") will be, acquired for investment and not with a view to, or for sale in connection with, any distribution thereof within the meaning of the Securities Act of 1933, as amended ("Act"). This Note, and any securities issued upon conversion pursuant to this Note, have not been registered under the Securities Act of 1933, or any state securities law, and may be offered and sold only if registered pursuant to the provisions of that Act or those laws or if an exemption from registration is available.

                  Notwithstanding any other provisions contained herein, no transfer of this security, the Underlying Shares, or of any interest in either thereof shall be made unless the conditions specified in Article Four hereof have been fulfilled.

                  TRANSFER IS ALSO RESTRICTED BY SECTION 6.04.

                  7% CONTINGENT SUBORDINATED CONVERTIBLE NOTE DUE 1999
                     OF CONSOLIDATED DELIVERY & LOGISTICS, INC.

Registered Holder:    David L. Chesney
                                                                August 5, 1998

Address:              P.O. Box 1334                                   No. CN-1
                      Cary, NC  27512

Principal Amount:     Up to $500,000                      Clifton,  New Jersey

Due:                  November 1, 1999

                  FOR VALUE RECEIVED, CONSOLIDATED DELIVERY & LOGISTICS, INC., a Delaware corporation (hereinafter called the "Company"), hereby promises to pay to the holder above named (herein called the "Holder"), or his registered assign(s), the principal sum above stated on November 1, 1999 and to pay interest on the finally-determined principal amount hereof at the rate of seven (7%) percent per annum from the date hereof. All amounts due hereunder are subject to reduction pursuant to Section 2.3(c) of the Stock Purchase Agreement described in Section 6.04, which provisions are incorporated herein as if set forth in full, and Article Three below. Interest shall be computed on the principal amount hereof, as it may be reduced from time to time, and payable upon maturity.

                  Both principal hereof and interest thereon are payable in lawful money of the United States of America at the Holder's address above or such other address as the Holder shall designate in writing delivered to the Company from time to time. Prior to any sale or other disposition of this Note, the Holder will endorse hereon the amount of principal paid hereon and the last date to which interest has been paid hereon.

PREPAYMENT

                  The Company may prepay this debt, in whole or in part, without premium or penalty at any time on and after the "Testing Date" (as defined below) and from time to time thereafter in its discretion; provided that it gives the Holder ten (10) days advance written notice of its intent to prepay; during which period the Holder may exercise its conversion rights.


                                   ARTICLE ONE

                                  SUBORDINATION

                  Anything contained herein to the contrary notwithstanding, the indebtedness evidenced by this Note shall be fully subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Senior Debt of the Company, including, without limitation, all indebtedness due to any bank, trust company, or similar financial institution (hereinafter a "bank"), direct or indirect, absolute or contingent, due or to become due, whether now outstanding or hereafter created, and any and all renewals of the foregoing by operation of law or otherwise. (Such indebtedness of the Company to which the indebtedness evidenced by this Note and the interest thereon is subordinate and junior being sometimes hereinafter referred to as "Senior Debt" and also includes, without limitation all debtor or financing from time to time arranged by First Union Commercial Corporation or any other bank for working capital, acquisition financing, capital improvements or the like).

                                    (i)  In  the  event  of  any  insolvency  or
                  bankruptcy  proceedings,  and any  receivership,  liquidation, reorganization or other similar proceedings in connection therewith, relative to the Company or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, and in the event of any execution sale, then the holders of Senior Debt shall be entitled to receive payment in full of all principal of, and premium on and interest on all Senior Debt (including any such interest which may accrue after the commencement of any such proceedings) before the Holder of this Note is entitled to receive any further payment on account of principal of or premium, if any, on this Note, and to that end the holders of Senior Debt shall be entitled to receive for application in payment thereof any payment or distribution of any kind or character, whether in cash or property or securities, which may be payable or deliverable in any such proceedings in respect to this Note except with respect to interest payments.

                                    (ii) The  Company  shall not be  required to
                  make, directly or indirectly, and the Holder shall not be entitled to accept, receive (directly or indirectly) or retain, any payment or prepayment of principal or premium hereunder if and so long as a payment default under the terms of any Senior Debt shall have occurred and shall be continuing.

                                    (iii)  In  the  event   that  this  Note  is
                  declared due and payable before its expressed maturity because of the occurrence of a default hereunder (under circumstances when the provisions of clause (i) above shall not be applicable), and within 90 days of such declaration, the holders of the Senior Debt accelerate the indebtedness evidenced by such Senior Debt, the holders of all Senior Debt shall be entitled to receive payment in full of all principal and interest on all Senior Debt (including any such interest which may accrue after the commencement of any proceedings referred to in clause (i) above) before the Holder of this Note shall receive any further payment on account of the principal of or premium, if any, on this Note.

                  Unless an event described in (i), (ii) or (iii) above shall occur, principal of and accrued interest on this Note shall be payable as provided on the first page; and in the event the payment is suspended as provided in (i), (ii) or (iii) above, any amount previously received by the Holder hereof prior to the effective date of such event and payable to the Holder in accordance with the terms hereof shall be and remain the property of the Holder, the subordination provisions being intended only to affect payments due after an event described in (i), (ii) or (iii).

                  In case cash, securities or other property otherwise payable or deliverable to the Holder of this Note shall have been applied pursuant to the provisions of this Note to the payment of Senior Debt in full, then and in each such case, the holder or holders of the Senior Debt at the time any payments or distributions are received by such holder(s) of Senior Debt in excess of the amount sufficient to pay all Senior Debt in full, (a) shall pay over such excess to the Holder of this Note and (b) the Holder of this Note shall be subrogated to any rights of any holder(s) of Senior Debt to receive any further payments or distributions applicable to the Senior Debt, until this Note shall have been paid in full. Senior Debt shall not be considered to be paid in full unless and until all of the obligations which constitute a part of Senior Debt have been paid in full.

                  In furtherance of such subordination, the Holder of this Note hereby grants to the holder(s) of the Senior Debt irrevocable authority, after any default in the payment of any amounts due on the Senior Debt or in any event specified in clauses (i), (ii) or (iii) above, to demand, collect, file proofs of claim with respect to, receive and take any and all proceedings for the recovery of any and all monies due or to become due on account of this Note.

                  No present or future holder of Senior Debt shall be prejudiced in his right to enforce subordination of this Note by any act or failure to act on the part of the Company. The subordination provisions of this Note are solely for the purpose of defining the relative rights of the holder(s) of Senior Debt on the one hand and the Holder of this Note on the other hand, and nothing herein shall impair as between the Company and the Holder of this Note, the obligation of the Company, which is unconditional and absolute, to pay to the Holder hereof the principal hereof and premium, if any, and interest hereon in accordance with its terms, nor shall anything herein prevent the Holder of this Note from declaring the Note to be due and payable before its expressed maturity because of the occurrence of a default hereunder or, in connection therewith, from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of holders of Senior Debt (as defined herein) to cash, securities or other property otherwise payable or deliverable to the Holder of this Note.

                  In furtherance of this Subordination the Holder(s) agree to execute and deliver any and all documents requested by the Company for delivery to its creditors (in the form as requested by such creditors) in order to implement or verify this Subordination.


                                   ARTICLE TWO

                                EVENTS OF DEFAULT

                  If any of the following events of default (each, an "Event of Default") shall occur, the Holder hereof, at its option, may declare all sums of principal and accrued interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable.

                  2.01 Events of Default

                  For purposes of this instrument, an Event of Default will be deemed to have occurred if:

                                    (a)  the  Company  shall  fail  to  pay  any
                  installment of principal or interest on this Note or on any other Note issued by the Company to the Holder and such non-payment shall continue for a period of fifteen (15) days from the date due; or

                                    (b) a receiver, liquidator or trustee of the
                  Company or of any property of the Company, shall be appointed by court order; or the Company shall be adjudged bankrupt or insolvent; or any of the property of the Company shall be sequestered by court order; or a petition to reorganize the Company under any bankruptcy, reorganization or insolvency law shall be filed against the Company and shall not be dismissed within 60 days after such filing; or

                                    (c) the  Company  shall file a  petition  in
                  voluntary bankruptcy or requesting reorganization under any provision of any bankruptcy, reorganization or insolvency law or shall consent to the filing of any petition against it under any such law; or

                                    (d)  the  Company  shall  make a  formal  or
                  informal assignment for the benefit of its creditors or admit in writing its inability to pay its debts generally when they become due or shall consent to the appointment of a receiver, trustee or liquidator of the Company or of all or any part of the property of the Company; or

                                    (e) the  holder  of any  Senior  Debt  shall
                  accelerate payment of such Senior Debt following an event of default under such Senior Debt.

                  2.02  Remedies on Default

                  If an Event of Default shall have occurred, in addition to its rights and remedies under this Note, and any other instruments, the Holder may at its option by written notice to the Company declare all indebtedness to Holder hereunder to be due and payable together with interest accrued thereon, whereupon the same shall forthwith mature and become due and payable, without any further notice to and without presentment, demand, protest or notice of protest, all of which are hereby waived. In addition, after an Event of Default, interest shall accrue on the amounts due hereunder at a rate of nine percent (9%) per annum.

                  Subject to the rights of holders of Senior Debt, the Holder may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceedings, including, without limitation, action for the specific performance of any agreement contained herein or in any other instrument, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any right, power or remedy granted hereby or by law, equity or otherwise.


                                  ARTICLE THREE

                                  FORGIVENESS/
                         CONVERSION PRIVILEGE/OBLIGATION

                  A. Forgiveness or Reduction.  On or before the date forty-five
(45) days after the end of the one-year period ending July 31, 1999 (the "Measurement Period"), CDL shall determine: (A) the net earnings before interest and taxes, computed in accordance with generally accepted accounting principles consistently applied ("EBIT") of KBD Services, Inc., its subsidiary ("KBD") for the Measurement Period. If (x) the EBIT of KBD for the Measurement Period ("KBD EBIT") does not exceed $200,000, then this Contingent Convertible Note shall be forgiven, the principal amount automatically reduced to zero as of the date of issuance of this Note, and this Note shall be discharged in full and canceled.

                  If the KBD EBIT exceeds $200,000 but does not equal or exceed $700,000 (the "Benchmark") for the Measurement Period, then the principal amount of this Note shall be reduced by an amount equal to $700,000 less the KBD EBIT for the Measurement Period. By way of example, if the KBD EBIT is $500,000 for the Measurement Period, then the principal amount of this Note shall be reduced by $200,000, to a $300,000 principal amount.

                  CDL shall cause the books and records of KBD to be maintained as a separate profit center during the Measurement Period, so that the reduction amount, if any, can be determined. All determinations by CDL's independent public accountants hereunder shall be final and binding absent manifest error.

                  B. Conversion. The Company hereby grants to the Holder of this Contingent Convertible Note the right to convert this Note into fully paid and non-assessable shares of the Company's Common Stock, $.001 par value (the "Common Stock"), at the "Conversion Price" per share, subject to the following paragraphs. The "Conversion Price" is defined as Six Dollars and 00/100 ($6.00).

                  The right to convert may be exercised by the Holder at any time after September 16, 1999 (the "Testing Date") up to and including, October 20, 1999, except as provided herein. The number of shares of Common Stock into which this Note may be converted shall be determined by taking (a) the sum of
(1) the principal amount of this Note, as adjusted, and (2) any interest due and unpaid from the date of issue to the date of conversion, and dividing said sum by (b) the Conversion Price. The right to convert may only be exercised with respect to the entire amount due on the Note (as it may have been reduced pursuant to Article III(A) above) at the exercise date. The amount and kind of securities purchasable pursuant to the rights granted hereby and the purchase price for such securities are subject to adjustment as provided hereunder. The right to convert may be exercised notwithstanding any limitation on the Holder's ability to receive payments pursuant to Article One-Subordination.

                  The Company also shall have the right to convert this Note into fully paid and non-assessable shares of Common Stock at any time after the later of the Trigger Date and the Testing Date, at the Conversion Price per share, in accordance with the formula provided above. The Company also may only convert with respect to the entire amount set forth above.

                  For purposes of this Note, the "Trigger Date" shall mean the first business day after the date on which the average of the closing sales prices as reported by the National Association of Securities Dealers over a 30 consecutive trading day period (which 30 day period begins after the date hereof) equals or exceeds the Conversion Price. "Trading day" is defined as a day on which trades may be made on the Nasdaq National Market. All capitalized terms used but not defined herein shall have the meanings set forth in the Stock Purchase Agreement.

                  3.01 Whole Shares. Upon conversion, only whole shares shall be issued. Any remainder due hereunder which is insufficient to purchase a whole share of Common Stock shall be paid by the Company in cash.

                  3.02  Exercise Procedure.

                  (a) The Conversion privilege shall be deemed to have been exercised (the "Exercise Time") when either (x) the Company shall have received from the Holder all of the following:

                                    (i) a properly  completed  Exercise
                  Agreement in form annexed hereto executed by the person exercising such conversion privilege; and

                                    (ii)  this Note; and

                                    (iii) if this Note  shall not be  registered
                  in the name of the person exercising such conversion privilege, an assignment or assignments as described in
                  Section 3.04 hereof evidencing an assignment of such Note to the person exercising the same, in which case the Holder shall comply with Article Four hereof and submit proof, including opinions of Holder's counsel, that the assignment and exercise comply with all federal and state securities laws.

or (y) the Company shall have delivered to the Holder its notice of exercise in writing. Upon receipt of such notice, the Holder shall immediately deliver this Note to the Company. Exercise of the Company's conversion privilege shall be effective notwithstanding any failure or delay of the Holder on delivering the Note to the Company, and no interest shall accrue hereunder after the Company sends Holder its notice of exercise of the conversion privilege.

                  (b) Certificates for the underlying shares acquired shall be delivered to the Holder within 20 days after the Exercise Time (or the date of delivery of the Note to the Company, if later).

                  3.03 Exercise Agreement. The Exercise Agreement shall be in the form set forth at the end of this Note. If the Conversion Shares are not to be issued in the name of the persons to whom the Note is registered, such Agreement shall also state the name of the persons to whom the certificates for the Conversion Shares are to be issued. Such Exercise Agreement shall be dated the actual date of execution thereof.

                  3.04 Assignment. The Assignment shall be in the form set forth at the end of this Note and shall provide that the person executing the same thereby sells, assigns and transfers to the person(s) named therein the rights evidenced by this Note to purchase the number of the underlying shares stated therein. Such Assignment shall be dated the actual date of execution thereof. The Assignee shall be required to provide the Company with proof of compliance with all applicable federal and state securities laws.

                  3.05 Authorization and Issuance of Conversion Shares. The Company covenants and agrees that:

                  (a) The Underlying Shares issuable upon any exercise of the conversion privilege shall be deemed to have been issued to the person exercising such privilege at the Exercise Time, and the person exercising such privilege shall be deemed for all purposes to have become the record holder of such Underlying Shares at the Exercise Time.

                  (b) All Underlying Shares which may be issued upon any whole or partial exercise will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

                  (c) The Company will take all such action as may be necessary and reasonably within its powers to assure that all underlying shares issuable upon exercise may be issued without violation of any applicable law or regulation. The Company will not take any action which would result in any adjustment of the Conversion Price if the total number of Common Shares issuable after such action upon exercise of the conversion privilege in full, together with all Common Shares then outstanding and all Common Shares then issuable upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of Common Shares then authorized by the Company's Certificate of Incorporation.

                  (d) The issuance of certificates for the Underlying Shares upon exercise of the conversion privilege shall be made without charge to the registered Holder(s) thereof for any issuance tax in respect thereof or other costs incurred by the Company in connection with the exercise and the related issuance of the underlying shares.

                  3.06 Anti-dilution. The Conversion Price shall be adjusted, to the nearest cent, from time to time, only to the following extent:

                  (a) Whenever after the date hereof the Company shall (i) declare and pay a dividend to the holders of its shares of common stock in shares of its common stock, or in other securities immediately convertible into shares of common stock, (ii) split the outstanding shares of its common stock into a greater number of outstanding shares of common stock, or (iii) combine the outstanding shares of its common stock into a smaller number of outstanding shares of common stock, the maximum number of shares that the Holder shall be entitled to convert and/or purchase shall be adjusted so that the Holder of this Note shall thereafter be entitled to receive upon conversion of the entire initial indebtedness represented hereby that number of shares of common stock which he would have held had the entire initial indebtedness of this Note been converted immediately prior to the effective date of such action and had that action been effectuated with respect to those converted shares. In any such event the Conversion Price will be altered accordingly so that any conversion taking place after any event described in (i), (ii), and/or (iii) above may be accomplished at the same cost that would have obtained had the shares been converted immediately prior to such action. For purposes of this subparagraph
(a), the effective date for any stock dividend referred to in clause (i) above shall be deemed to be the record date fixed for the determination of the holders of common stock entitled to receive such dividend.

                  (b) In the case after the date hereof of any capital reorganization or any reclassification of the capital stock of the Company or in case of the consolidation of the Company with or merger of the Company into another corporation or the conveyance of all or substantially all of the properties and assets of the Company to another corporation, adequate provision shall be made whereby this Note shall thereafter be convertible into the number of shares of stock or other securities or property to which a holder of the number of shares of common stock of the Company deliverable upon conversion of this Note immediately prior to such reorganization, reclassification, consolidation, merger or conveyance would have been entitled upon consummation of such reorganization, reclassification, consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the board of directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests of the holder of this Note to the end that such provisions (including, without limitation, the provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, to the shares of stock or other securities or property thereafter deliverable upon the conversion of this Note.


                                  ARTICLE FOUR

                            RESTRICTIONS ON TRANSFER

                  The Holder, by acceptance hereof, acknowledges that it understands that the Company will rely upon the representations set forth herein in issuing the Note and the Underlying Shares, if any, without registration under the Act, the New Jersey Uniform Securities Law, or any other state securities law.

                  Accordingly, the Holder, by acceptance of the Note, represents and warrants that this offering is being made pursuant to the exemption from registration with the Securities and Exchange Commission ("SEC") afforded by Sections 3(b) and/or 4(2) of the Act relating to transactions by an issuer not involving any public offering. The Holder understands that the Company has no present intention, and is under no obligation to, register the Note or the Underlying Shares under the Act, or any applicable state law, except as set forth in Article Five hereof.

                  The Holder understands that due to lack of registration, the Note and the Underlying Shares will be restricted securities, that the holder must bear the economic risk of the investment for an indefinite period, that the Note and the Underlying Shares may not be sold, pledged or otherwise disposed of unless they are registered under the Act and any applicable state securities law, or an exemption from such laws is available and the Company is supplied with an opinion of counsel to the Holder, satisfactory to the Company, that registration is not required under any of such laws, and in the opinion of counsel for the Company, such sale, transfer, or pledge will not cause the Company to fail to be in compliance with the exemption provisions under which the Note or the Underlying Shares were issued.

                  The Holder has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks of the prospective investment.

                  The Holder is able to bear the economic risk of this investment. An investment in the Note and the Underlying Shares is suitable for the Holder in light of its financial position and investment objectives, with full knowledge that this investment could result in a complete loss. The Holder recognizes that the Note represents a HIGH-RISK, SPECULATIVE INVESTMENT and that there is no assurance that any return will be received thereon. The Holder can afford a total loss of this investment.

                  The Note is being, and the Underlying Shares will be, purchased for the Holder's own account for investment purposes and not with a view to the resale or distribution thereof by the Holder.

                  The  Holder   understands   that  a   restrictive   legend  in
substantially  the  following  form  shall  be  placed  on  the   certificate(s)
representing the Underlying Shares:

                           "The shares  represented by this certificate have not
                  been registered under the Securities Act of 1933, as amended ("Act"). Such shares have been acquired for investment and may not be publicly offered or sold in the absence of (1) an effective registration statement for such shares under the Act; (2) opinions of counsel to the Company and to the holder hereof and presented to the Company prior to any proposed transfer to the effect that registration is not required under the Act; or (3) a letter presented to the Company, prior to any proposed transfer, from the staff of the Securities and Exchange Commission, to the effect that it will not take any enforcement action if the proposed transfer is made without registration under the Act."

                  Except as set forth in the Stock Purchase Agreement dated this date (including the "SEC Documents" referred to therein), no representations or warranties have been made to the Holder by the Company. In entering into this transaction, the Holder is not relying upon any information, other than that set forth in the Stock Purchase Agreement, including the SEC Documents.


                                  ARTICLE FIVE

                               REGISTRATION RIGHTS

                  The Company agrees to file a registration statement on Form S-3 with the Securities and Exchange Commission ("Commission") under the Securities Act covering the shares of Common Stock into which this Note may be converted (i.e., the Underlying Shares) within ninety (90) days after the date hereof; and use its best efforts to cause such registration statement to become effective as soon as possible thereafter and to remain effective until the Underlying Shares are disposed of by the Shareholder or, if the Note is satisfied without conversion of any part of it into Underlying Shares, until the date of such satisfaction. The Company agrees to provide an opinion of counsel to each broker or underwriter effecting a sale of the Underlying Shares confirming that the sale of such Underlying Shares may be made pursuant to the registration statement. The Company also agrees to comply, at its expense, with any prospectus delivery requirements applicable to the sale of the Underlying Shares pursuant to the registration statement. The Company shall not be obligated to cause to become effective more than one registration statement with respect to the Underlying Shares.

                  At any time and from time to time, the Holder agrees without further consideration, to take such actions and to execute and deliver such documents as may be reasonably requested by the Company in order to effectuate the purposes of this Article Five including, without limitation, supplying information with respect to the Holder that may be necessary or required for inclusion in the registration statement. In the event that such information or other material requested by the Company is not provided to the Company within a reasonable period of time following delivery of written notice requesting such information, then the Company's obligations under this Article Five shall be suspended as to such Holder.

                  The Company will take such other actions reasonably requested by the Holder and any underwriter it engages to affect the sale of the Underlying Shares so as to comply with state securities laws applicable to the sale of the Underlying Shares pursuant to the registration statement.

                  The Company will pay all expenses incurred in complying with Article Five hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the National Association of Securities Dealers, Inc.), reasonable fees and disbursements of counsel to the Company, securities law and blue sky fees and expenses (except where such payment is prohibited by law or applicable regulation). All underwriting discounts and selling commissions applicable to the sales of the Underlying Shares and any state or federal transfer taxes payable with respect to the sales of the Underlying Shares and all fees and disbursements of counsel for the Holder, if any, in each case arising in connection with registration of the Underlying Shares under Article Five hereof, shall be payable by the Holder.

                  If the conversion of the Note is made pursuant to a notice that stipulates that it is to be effected in connection with an underwritten offering of the Underlying Shares registered pursuant to this Article, the conversion notice (or Exercise Agreement) may be conditioned upon the closing with the underwriter for the sale of the Underlying Securities pursuant to such offering to the extent permitted by the SEC and applicable securities laws, in which case the Holder shall not be deemed to have converted any portion of the Note until immediately prior to the closing of the sale of securities upon a firm commitment to buy.

                  The Company agrees to indemnify the Shareholder and hold him harmless from any loss, claim or liability of any nature arising out of any allegation or finding of an untrue statement of material fact contained in the registration statement (including for the purpose of this agreement any prospectus and all documents incorporated by reference), or of the omission of a material fact required to be stated in the registration statement or necessary to make the statements therein, in the light in which they were made, not misleading. This indemnity shall not apply to any loss, claim or liability to the extent arising from the information furnished to the Company by the Shareholder for use in the registration statement, or any misrepresentation made by the Shareholder for which the Company would not otherwise be required to indemnify the Shareholder under this paragraph. The Shareholder agrees to indemnify the Company for any loss, claim or liability of any nature arising out of any allegation or finding of an untrue statement of material fact contained in the registration statement which was provided to the Company by the Shareholder in writing.

                                   ARTICLE SIX

                                  MISCELLANEOUS

                  6.01 Failure or Delay Not Waiver. No failure or delay on the part of the Holder hereof in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  6.02 Notices. Any notice herein required or permitted to be given shall be given by federal express or similar overnight courier or by same day courier service or by certified mail, return receipt requested, if to the Holder, at the address set forth on the first page hereof, or,

If to the Company:

Consolidated Delivery & Logistics, Inc., 380 Allwood Road, Clifton, New Jersey 07012, Attn: General Counsel.

                  6.03 Amendments. The term "Note" or "this Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed or, if later amended or supplemented, then, as so amended or supplemented.

                  6.04 Assignability. This Note shall be binding upon the Company, its successors and assigns, and shall inure to the benefit of Holder, its successors and assigns. Except as expressly permitted herein, this Note may not be transferred or assigned prior to October 21, 1999. This is the One Year
Note issued pursuant to a Stock Purchase Agreement dated this date among the Company, the Holder and others, the terms of which are incorporated herein, including the rights of offset of the Company and its Silver Star Express subsidiary.

                  6.05 Governing Law. This Note has been executed in and shall be governed by the laws of the State of New Jersey.

                  6.06 No Personal Liability. No officer, director, shareholder, employee, consultant or agent of the Company shall be personally liable for repayment of this Note.

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name by its duly authorized officer and its corporate seal to be affixed hereto.

                              CONSOLIDATED DELIVERY & LOGISTICS, INC.



                              By: /s/ Albert W. Van Ness, Jr.
                                  Albert W. Van Ness, Jr., Chairman

Exhibit 99.1

FOR IMMEDIATE RELEASE,
CONTACT:
                                                                Desmond Towey
Mark Carlesimo, General Counsel                         Bernadette McLaughlin
Consolidated Delivery & Logistics, Inc.            Desmond Towey & Associates
TEL  (973) 471-1005                                       TEL  (212) 888-7600
FAX (973) 471-5519                                         FAX (212) 888-7686

                 CONSOLIDATED DELIVERY & LOGISTICS, INC ACQUIRES
                               KBD SERVICES, INC.

 * Southeast Based Courier Becomes Second Major Acquisition in the Last 30 Days*

Clifton, NJ (August 10, 1998) - Consolidated Delivery & Logistics, Inc. (NASDAQ:
CDLI) announced that it has acquired KBD Services, Inc. of Raleigh/Durham, North Carolina. KBD Services, Inc. is a ground-based provider of time critical delivery and scheduled courier services in the rapid growth North Carolina and South Carolina markets with revenues in 1997 of approximately $6.6 million.

Albert W. Van Ness, Jr., Chairman of CD&L said, "We are extremely pleased to have KBD join the CD&L family. Mr. David Chesney, who along with his wife, Sherry, founded KBD (which is named after their three sons) 19 years ago, will continue to lead this southeast ground courier entity under its new CD&L banner. Dave and Sherry's son Ken will also remain along with the approximate 480 part and full time employees. The KBD group are extremely hardworking, dedicated, and experienced courier professionals and have created an exceptional transportation service to an important group of businesses throughout KBD's geographical presence. The Chesney family operates about 240 vehicles and has facilities in Cary, Charlotte, Fayetteville and Greensboro, North Carolina as well as Columbia, South Carolina and Augusta, Georgia."

In closing, Mr. Van Ness reiterated, "One of the Company's primary goals in 1998 and forward is to identify strategically smart acquisitions that will enable CD&L to realize enhanced synergies in local, regional and national markets where the company currently operates and, as important, to establish a presence in promising new markets. KBD fits the "new market" strategic profile and we are enthusiastic that this acquisition, combined with the previously announced acquisition of Boston based Metro Courier, will add increased customer courier service coverage and provide important improvements to the earnings potential of CD&L."

Consolidated Delivery & Logistics, Inc. headquartered in Clifton, New Jersey is a full service, same day ground and air delivery and logistics company with 60 offices in 23 states and the District of Columbia. The Company has nearly 3,000 employees and utilizes over 1,000 independent contractors in providing time sensitive delivery services to thousands of businesses.

This press release contains certain forward-looking statements regarding future events or the future financial performance of the Company. These forward-looking statements include comments on the Company's future business development, revenue growth and acquisitions. These forward-looking statements involve certain risks and uncertainties that may cause the actual events or results to differ materially from those indicated by such forward-looking statements. Potential risks and uncertainties include without limitation the risk that the Company will lack satisfactory merger or acquisition candidates and/or have an inability to conclude acquisitions or mergers on satisfactory terms, will be unable to obtain acquisition financing on satisfactory terms, or achieve cost savings or additional profits contemplated by the Company's business management strategy, or be able to profitably integrate KBD and Metro into the CD&L service system or other risks specified in the Company's SEC filings.